================================================================================



                             NOTE PURCHASE AGREEMENT


                                      Among

                                   ACCOM, INC.

                     AMERICAN BANKERS INSURANCE GROUP, INC.


                                       and


                       THE SEVERAL OTHER PURCHASERS NAMED
                                IN ANNEX I HERETO





                           Dated as of March 12, 1999



================================================================================

                                TABLE OF CONTENTS


                                                                          Page
                                                                          ----
ARTICLE I THE NOTES.........................................................1

         SECTION 1.01  Purchase and Sale of the Notes.......................1
         SECTION 1.02  Closing Date.........................................2

ARTICLE II. REPRESENTATIONS AND WARRANTIES OF THE COMPANY...................2

         SECTION 2.01  Organization, Qualifications and  Corporate Power....2
         SECTION 2.02  Authorization of Agreements; Etc. ...................2
         SECTION 2.03  Validity.............................................3
         SECTION 2.04  Authorized Capital Stock; Options, Etc. .............3
         SECTION 2.05  SEC Documents;  Financial Statements.................4
         SECTION 2.06  Events Subsequent to December 31, 1998...............4
         SECTION 2.07  Actions Pending, Etc. ...............................5
         SECTION 2.08  Property and Assets..................................5
         SECTION 2.09  Taxes................................................6
         SECTION 2.10  Material Contracts and Commitments...................6
         SECTION 2.11  Software.............................................7
         SECTION 2.12  Intangible Rights....................................7
         SECTION 2.13  Governmental Approvals...............................8
         SECTION 2.14  Condition of Assets..................................8
         SECTION 2.15  Offering of Notes....................................8
         SECTION 2.16  Certain Transactions. ...............................8
         SECTION 2.17  Compliance With Laws, Etc. ..........................8
         SECTION 2.18  Employee Benefit Plans...............................9
         SECTION 2.19  Insurance...........................................10
         SECTION 2.20  Absence of Certain Business Practices...............10
         SECTION 2.21  Disclosure..........................................11
         SECTION 2.22  Brokers' or Finders' Fees...........................11
         SECTION 2.23  Environmental Matters...............................11
         SECTION 2.24  Regulations G and X.................................12

                                                                          Page
                                                                          ----
ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS..............12

         SECTION 3.01  Experience..........................................12
         SECTION 3.02  Economic Risk.......................................12
         SECTION 3.03  Investment..........................................13
         SECTION 3.04  Accredited Investor; Residency .....................13
         SECTION 3.05  Reliance on Exemptions..............................13
         SECTION 3.06  Governmental Review.................................13
         SECTION 3.07  Execution, Delivery and Performance.................13
         SECTION 3.08  Rule 144............................................14
         SECTION 3.09  Information. .......................................14
         SECTION 3.10  Brokers' or Finders' Fees...........................14

ARTICLE IV. CONDITIONS TO THE OBLIGATIONS OF THE PARTIES...................15

         SECTION 4.01  Conditions to the Obligations of the Purchasers with respect to the Closing..............................15

         SECTION 4.02  Conditions to the Obligations of the Company with respect to the Closing..............................17

ARTICLE V. COVENANTS.......................................................18

         SECTION 5.01  Certain Covenants of the Company....................18
         SECTION 5.02  Financial Statements, Reports, Etc. ................18
         SECTION 5.03  Board Representation; Rights to Attend Meetings.....20

ARTICLE VI        MISCELLANEOUS............................................21

         SECTION 6.01  Expenses............................................21
         SECTION 6.02  Survival of Agreements, Etc. .......................21
         SECTION 6.03  Brokerage...........................................21
         SECTION 6.04  Parties in Interest.................................21
         SECTION 6.05  Notices.............................................21
         SECTION 6.06  Knowledge...........................................22
         SECTION 6.07  Assignability.......................................22
         SECTION 6.08  Law Governing.......................................22
         SECTION 6.09  Mediation...........................................22
         SECTION 6.10  Wavier of Jury Trial................................22
         SECTION 6.11  Entire Agreement; Amendments; Waivers...............23
         SECTION 6.12  Counterparts........................................23

TESTIMONIUM................................................................24


INDEX TO EXHIBITS


Exhibit                                  Description
-------                                  -----------
EXHIBIT A                  Form of Senior Subordinated Convertible Note

EXHIBIT B                  Form of Registration Rights Agreement

EXHIBIT C                  Form of Subordination and Intercreditor Agreement


                                INDEX TO ANNEXES


Annex                                   Description
-----                                   -----------
I               The Purchasers, the Notes and the Conversion Shares


                               INDEX TO SCHEDULES


Schedule          Description
--------          -----------
2.01(b)           Joint Ventures, Etc.
2.05              SEC Documents
2.06(a)           Events Subsequent to December 31, 1998
2.10              Material Contracts and Commitments
2.11              Software
2.14              Condition of Assets
2.16              Certain Transactions
2.19              Insurance
2.22              Brokers (Company)
3.10              Brokers (Purchasers)

         NOTE PURCHASE AGREEMENT, dated as of March 12, 1999 among ACCOM, INC., a Delaware corporation (the "Company"), American Banking Insurance Group, Inc. ("American Bankers") and the several other purchasers named in Annex I hereto (American Bankers and such other purchasers being sometimes referred to herein individually as a "Purchaser" and collectively as the "Purchasers").

         WHEREAS, the Company is engaged in designing, manufacturing, selling and supporting systems and workstations used for digital video editing, image manipulation, effects creation and image storage; and

         WHEREAS, the Company wishes to sell to the Purchasers, on the Closing Date (as hereinafter defined), an aggregate $3,500,000 principal amount of 6% Senior Subordinated Convertible Notes Due 2004 of the Company, convertible into shares of the Common Stock, $.001 par value (the "Common Stock") of the Company, on the terms and conditions contained herein; and

         WHEREAS, the Purchasers, severally, wish to purchase said notes, on the terms and subject to the conditions hereinafter set forth;

         WHEREAS as a material inducement to the Purchasers to enter into this Agreement and to consummate the transactions contemplated hereby, the Company and the other parties thereto desire to execute and deliver the Investor Rights Agreement, dated as of the Closing Date, among the Company and the Purchasers, substantially in the form annexed as Exhibit B hereto (the "Registration Rights Agreement"), in order to include the Common Stock issuable to the Purchasers upon conversion of the Notes as "Registrable Securities" thereunder;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:


                                       I.

                                    THE NOTES

         SECTION 1.01 Purchase and Sale of the Notes. (a) Subject to the terms and conditions set forth herein, the Company shall execute, sell and deliver to each Purchaser, and each Purchaser, severally and not jointly, shall purchase from the Company on the Closing Date (as hereinafter defined), a 6% Subordinated Note Due 2004 of the Company, dated the Closing Date, substantially in the form of Exhibit A hereto (such Notes, and any note or notes issued in exchange or substitution therefor, being hereinafter called the "Notes") in the principal amount set forth opposite the name of such Purchaser on Annex I hereto under the heading "Principal Amount".

         (b) As payment in full for the Notes being purchased by it hereunder, and against delivery thereof as aforesaid, on the Closing Date, each Purchaser shall pay to the Company, by wire transfer of immediately available funds to an account designated by the Company 100% of the principal amount of such Note.

         SECTION 1.02 Closing Date. The closing of the sale and purchase of the Notes to the Purchasers shall take place at the offices of Reboul, MacMurray, Hewitt, Maynard & Kristol, 45 Rockefeller Plaza, New York, New York 10111, at 10 a.m., New York time, on March 12, 1999, or at such other date and time as may be mutually agreed upon between the Purchasers and the Company (such date and time of closing being herein called the "Closing Date").


                                       II.

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

         The Company represents and warrants to each Purchaser as follows:

         SECTION 2.01 Organization, Qualifications and Corporate Power. (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to do business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases any real property or in which the nature of business transacted by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a Material Adverse Effect. The Company has the power and authority (i) to own and hold its properties and to carry on its business as currently conducted, (ii) to execute, deliver and perform this Agreement, (iii) to execute, deliver and perform the Registration Rights Agreement, (iii) to issue, sell and deliver the Notes and (iv) to issue and deliver the shares (the "Conversion Shares") of Common Stock issuable upon conversion of the Notes.

         (b) Except as set forth on Schedule 2.01(b), the Company (i) does not own of record or beneficially, directly or indirectly, any outstanding capital stock or securities convertible into capital stock or other equity securities of any other corporation or limited liability company and (ii) is not a partner or joint venturer in any partnership, joint venture or similar non-corporate business enterprise.

         SECTION 2.02 Authorization of Agreements; Etc. (a) Each of (i) the execution and delivery by the Company of this Agreement, the Registration Rights Agreement and the Notes, (ii) the performance by the Company of its obligations hereunder and thereunder and (iii) the issuance and delivery by the Company of the Conversion Shares issuable upon conversion of the Notes have been duly authorized by all requisite action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or Bylaws of the Company, or any provision of any material indenture, agreement or other instrument to which the Company is a party or by which it or its properties or assets is bound or affected, or conflict with, result in a material breach of or constitute (with due notice or lapse of time or both) a material default under any such indenture, agreement or other instrument, or result in the creation or imposition of any material lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

         (b) The Conversion Shares have been duly reserved for issuance upon conversion of the Notes, and will be validly issued and outstanding, fully paid and nonassessable shares of Common Stock. Neither the issuance, sale and delivery of the Notes nor the issuance and delivery of the Conversion Shares upon conversion of the Notes is subject to any preemptive rights of stockholders of the Company or to any right of first refusal or other similar right in favor of any person.

         SECTION 2.03 Validity. This Agreement has been duly executed and delivered by the Company and constitutes, and each of the Notes and the Registration Rights Agreement, when executed and delivered as contemplated by this Agreement, will constitute, legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms.

         SECTION 2.04 Authorized Capital Stock; Options, Etc. (a) The Company is authorized to issue 2,000,000 shares of Preferred Stock, none of which are outstanding and 20,233,497 shares of Common Stock of which 10,125,164 shares of Common Stock are issued and outstanding, 1,000,000 shares of Common Stock are reserved for issuance upon exercise of the Warrants issued on December 10, 1998 (the "Warrants") and 1,000,000 shares of Common Stock are reserved for issuance upon the exercise of options (the "Options") currently outstanding or to be awarded at the discretion of the Company's Board of Directors pursuant to the Company's stock incentive plans. The shares of capital stock of the Company are not subject to, nor were they issued in violation of, any preemptive rights of the stockholders of the Company or to any right of first refusal or other similar right in favor of any person.

         (b) Except for the Warrants and the Options, and as contemplated hereby
(i) no subscription, warrant, option, convertible security or other right (contingent or other) to purchase or acquire any equity securities of the Company is authorized or outstanding, (ii) there is not any commitment of the Company to issue any warrant, option, convertible security or other such rights or to distribute to holders of any class of its equity securities in respect thereof, any evidences of indebtedness or assets, and (iii) the Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein, to declare, make or pay any dividend or make any other distribution in respect thereof.

         SECTION 2.05 SEC Documents; Financial Statements. (a) Except as set forth in Schedule 2.05(a) hereto, the Company has timely filed all forms, reports, statements and documents, including amendments thereto, required to be filed by it with the Securities and Exchange Commission (the "Commission") through the date of this Agreement (collectively, the "SEC Documents"). Each SEC Document (i) as of its filing date, complied with the requirements of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, as the case may be, and the rules and regulations of the Commission thereunder, and (ii) did not at the time it was filed contain any untrue statement of a material fact or omit to state a material fact required to be state therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

         (b) The Company has furnished to the Purchasers (i) the audited balance sheet of the Company as of September 30, 1998, the related audited statement of income, stockholders' equity and cash flow for the fiscal year then ended, audited and certified without qualification by the independent certified public accountants of the Company, (ii) the draft balance sheet of the Company as of December 31, 1998, the related draft statement of income, stockholders' equity and cash flow for the three-month period year then ended, and (ii) the unaudited balance sheet of the Company as of January 31, 1999 and the related unaudited statement of income and cash flow for the month then ended, certified by the principal financial officer of the Company. Such financial statements have been prepared from and are in accordance with the books and records of the Company, have been prepared in accordance with generally accepted accounting principles consistently applied, and fairly present the financial position of the Company as of such respective dates and the results of its operations, and (in the case of such audited and draft financial statements) stockholders equity and cash flows for the respective periods then ended in accordance with generally accepted accounting principles except for the absence of notes and, in the case of the January 31, 1999 financial statements, subject to year-end adjustments which consist only of normal year-end accruals and the absence of notes. Except as reflected in such balance sheets, the Company had no material (individually or in the aggregate) obligations or liabilities of the type required to be disclosed on a balance sheet (including, without limitation, the footnotes thereto) prepared in accordance with generally accepted accounting principles, whether absolute, accrued or contingent, as of the respective dates of such balance sheets. There has been no material adverse change in the business, assets, properties, operations, condition (financial or other) or prospects of the Company since December 31, 1998.

         SECTION 2.06 Events Subsequent to December 31, 1998. Since December 31, 1998, except as set forth on Schedule 2.06(a) hereto or as contemplated hereby, the Company has not (i) changed or amended its Certificate of Incorporation or By-laws, (ii) issued any equity securities, bonds or other corporate securities,
(iii) borrowed any amount or incurred any liabilities (absolute or contingent) that would be required to be disclosed on a balance sheet as of the date hereof prepared in accordance with generally accepted accounting principles, except current liabilities incurred, and liabilities under contracts entered into, in the ordinary course of business, (iv) discharged or satisfied any lien or paid any obligation or liability (absolute or contingent) other than current liabilities shown on its balance sheet as of December 31,

1998 referred to in Section 2.05 hereof and current liabilities incurred since that date in the ordinary course of business, (v) declared or made any dividend, payment or distribution to stockholders or purchased or redeemed any equity or other securities, (vi) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, other than liens of current real property taxes not yet due and payable (other than with respect to acquisitions of personal property in the ordinary course of business), (vii) sold, assigned or transferred any of its material tangible assets, (viii) acquired any material tangible assets or properties, (ix) canceled or compromised any debts or claims, except in the ordinary course of business, (x) sold, assigned or transferred any Intangible Rights (as defined in Section 2.12 below) or permitted any license, permit, or other form of authorization relating to an Intangible Right to lapse,
(xi) suffered any material losses, or waived any rights of material value, whether or not in the ordinary course of business, (xii) received notification of cancellation, or canceled or waived any rights which, individually or in the aggregate, are material with respect to any currently existing agreement, contract, right or understanding, (xiii) made any changes in officer compensation or (xiv) entered into any transaction except in the ordinary course of business.

         SECTION 2.07 Actions Pending, Etc. (a) Except as set forth in the SEC Documents, there is no action, suit or proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company, or any of its properties or rights, before any court or by or before any governmental body or arbitration board or tribunal, nor is there any judgment, decree, injunction or order of any court, governmental department, commission, agency, instrumentality or arbitrator against the Company, nor to the knowledge of the Company, does there exist any basis for any action, suit, investigation or proceeding against the Company which, if adversely determined, could reasonably be expected to have a material adverse effect on the business, assets, properties, operating condition (financial or otherwise) of the Company (a "Material Adverse Effect"). The foregoing includes, without limiting its generality, actions pending against the Company or, to the knowledge of the Company, against any employee or prospective employee (or any reasonable basis for any of the foregoing known to the Company) involving his or her prior employment or use, in connection with the Company's business, of any information or techniques which might be alleged to be proprietary to his or her former employer(s). To the knowledge of the Company, no labor organizational efforts are currently being made with respect to any of its employees.

         (b) There are no actions, suits, proceedings or claims pending before or by any court, arbitrator, regulatory authority or government agency against or affecting the Company that might enjoin the transactions contemplated by this Agreement.

         SECTION 2.08 Property and Assets. The Company owns or has the right to use pursuant to a valid lease or other agreement, all real and personal properties and assets currently used by the Company or necessary to conduct its business as heretofore conducted. Each such lease or agreement to which the Company is a party and under which it is a lessee of any property, is a valid and subsisting agreement without any material default of the Company thereunder and, to the knowledge of the Company, without any material default thereunder of any other party thereto. The possession by the Company of such property has not been disturbed nor has any claim been asserted in writing against the Company adverse to its rights in such leasehold interests.

         SECTION 2.09 Taxes. The Company has duly filed or caused to be filed (or obtained valid, currently effective extensions for filing) all Federal, state, local and foreign income, franchise, excise, payroll, sales and use, property and withholding tax returns, reports, estimates and information and other statements or returns (collectively "Tax Returns") required to be filed by or on behalf of it pursuant to any applicable federal, state, local or foreign tax laws for all years and periods for which such Tax Returns have become due. All such Tax Returns were true, correct and complete in all material respects as filed and correctly reflect the Federal, state, local and foreign income, franchise, excise, payroll, sales and use, property, withholding and other taxes, duties, imposts and governmental charges (and charges in lieu of any thereof), together with interest and penalties thereon (collectively "Taxes"), required to be paid or collected by (or allocable to) the Company. The Company
(i) has paid or caused to be paid to the appropriate taxing authorities all Taxes owed by it for all years and periods through the date hereof and (ii) has properly and fully accrued on its unaudited financial statements referred to in
Section 2.05 above all Taxes with respect to the Company that are not yet due for all periods up to and including January 31, 1999 except, in each case, any taxes the payment of which is being contested in good faith by appropriate proceedings by the Company and in respect of which adequate reserves are reflected on the financial statements of the Company. There is no pending or threatened audit, dispute or claim concerning any Tax Return or Tax liability of the Company as to which the Company either (i) has been notified by any tax authority or (ii) otherwise has reason to know of.

         SECTION 2.10 Material Contracts and Commitments. Except as disclosed in
Schedule 2.10, all material provisions of all material contracts and commitments (including, without limitation, mortgages, indentures, loan agreements, customer contracts and supplier contracts) to which the Company is a party, are, to the knowledge of the Company, valid and enforceable obligations of the Company. The Company (i) is not in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in such contract or commitment and (ii) has not been notified in writing of any claim that any such contract is not valid and enforceable in accordance with its terms for the periods stated therein or that there is under any such contract any existing default or event of default or event which with notice or lapse of time or both would constitute such a default. For the purposes of this Section 2.10, a contract or commitment of the Company shall not be deemed material unless it is either (i) an SEC Document or (ii) any other contract or commitment of the Company that (A) is a contract or group of related contracts which exceeds $100,000 in amount on an annual basis, (B) contains warranties by the Company materially in excess of those customary in its business or (C) cannot be performed in the normal course within one year after the Closing Date or cannot be canceled within such period by the Company or its assignee, without breach or greater than nominal penalty. Set forth on Schedule
2.10 is a list of each material contract or commitment of the Company that is not an SEC Document. True and complete copies or descriptions of each contract or commitment listed on said Schedule
2.10 have been made available to the Purchasers and their counsel.

         SECTION 2.11 Software. (a) Except as set forth on Schedule 2.11, the Company (i) holds valid licenses (the "Software Licenses") to all copies of material operating and applications computer software programs and databases used by the Company in the conduct of the Company's business (collectively, the "Software"), other than any portion thereof (collectively, the "Proprietary Software") that was developed by or under contract with the Company and (ii) either owns outright, or has a perpetual, royalty-free license to, the Proprietary Software. The Company has not sold, licensed, leased or otherwise transferred or granted any interest or rights to any Proprietary Software other than in connection with the sale of the Company's product and services. The Company has not received any written notice that the use of its Proprietary Software infringes upon or violates any patent, copyright, trade secret or other proprietary right of any other person. The Company has taken all steps reasonably necessary to protect its right, title and interest in and to the Software.

         (b) Upon consummation of the transactions contemplated by this Agreement, the Company will continue to own all the Software owned by it, free and clear of all claims, liens, encumbrances, obligations and liabilities, other than any such liabilities disclosed in the SEC Documents, and, with respect to all agreements for the lease or license of Software which require consents or other actions as a result of the consummation of the transactions contemplated by this Agreement in order for the Company to continue to use and operate such Software after the Closing Date, the Company will have obtained such consents or taken such other actions so required.

         (c) Any programs, modifications, enhancements or other inventions, improvements, discoveries, methods or works of authorship included in the Software that were created by employees of the Company were made in the regular course of such employees' employment with the Company using the Company's facilities and resources and, as such, constitute "works made for hire".

         SECTION 2.12 Intangible Rights. The Company owns or has the right to use pursuant to a valid license or other agreement all patents, trademarks, trade names, service marks, processes, copyrights, technology, knowhow and other proprietary rights (other than Software) owned by the Company (collectively, with all unexpired registrations and pending applications for the registration or renewal thereof and all licenses (other than Software Licenses) and other agreements to which the Company is a party which relate to such intangible rights of third parties which the Company is authorized to use, "Intangible Rights") used by it or necessary to provide, sell and produce the products and services provided and sold by it, and to conduct its business as heretofore conducted. The Company is in compliance in all material respects with its contractual obligations relating to the protection of such of the Intangible Rights used by it pursuant to licenses or other contracts and the consummation of the transactions contemplated hereby will not alter or impair any such Intangible Rights. To the knowledge of the Company, all such Intangible Rights are valid and enforceable and the Company has not received notice that any claims are currently being asserted with respect to the use by the Company of any of the Intangible Rights for patent, copyright or trademark infringement. To the knowledge of the Company, no person is infringing on or violating the Intangible Rights used by the Company.

         SECTION 2.13 Governmental Approvals. Other than filings required in connection with federal and state securities laws all of which, to the extent required to be made on or prior to the Closing Date, have been made, subject to the accuracy of the representations and warranties of the Purchasers set forth in Article III hereof, no registration or filing with, or consent or approval of, or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for (i) the valid execution, delivery and performance of this Agreement, the Registration Rights Agreement or the Notes by the Company, (ii) the issuance, sale and delivery by the Company of the Notes hereunder, or (iii) the conduct of the business of the Company after the Closing Date in substantially the manner as currently conducted and as proposed to be conducted after the Closing Date.

         SECTION 2.14 Condition of Assets. Except as set forth on Schedule 2.14, all material tangible personal property, fixtures and equipment comprising the assets of the Company are in good state of repair (ordinary wear and tear excepted) and operating condition and are sufficient and adequate to conduct the business of the Company on the date hereof and as proposed to be conducted after the Closing Date.

         SECTION 2.15 Offering of Notes. Neither the Company nor, to the knowledge of the Company, any person authorized by the Company, as agent, broker, dealer or otherwise in connection with the offering or sale of the Notes has taken or will take any action (including without limitation any offer, issuance or sale of any security under circumstances which would require the integration of such security with the Notes under the Securities Act of 1933, as amended (the "Securities Act") or the rules and regulations of the Commission thereunder) which would subject the offering, issuance or sale of the Notes to the registration provisions of the Securities Act, assuming the accuracy of the representations and warranties of the Purchasers contained in Article III hereof.

         SECTION 2.16 Certain Transactions. Except as set forth on Schedule 2.16 and in the SEC Documents, there are no existing material arrangements or proposed material transactions between the Company and (i) any officer, director or stockholder of the Company or any member of the immediate family of any of the foregoing persons (such officers, directors, stockholders and family members being hereinafter individually referred to as a "Related Party"), or (ii) any business (corporate or otherwise) which a Related Party owns, directly or indirectly, or in which a Related Party has an ownership interest.

         SECTION 2.17 Compliance With Laws, Etc. (a) The business and activities of the Company have been and are being conducted in compliance with all provisions of all applicable Federal, state and local statutes, ordinances, rules and regulations, except where noncompliance would not have a material adverse effect on the business, assets, properties, operating condition (financial or otherwise) or prospects of the Company (a "Material Adverse Effect"). The Company is not in violation of or in default under (i) any order, judgment or decree of any court, arbitration panel or other tribunal or (ii) any administrative order, rulemaking, procedure, policy or other published declaration of any Federal, state or local governmental agency or other authority, except where such violation or default would not have a Material Adverse Effect.

         (b) The Company holds all governmental licenses, permits, franchises and other governmental authorizations necessary to the ownership of its properties or the conduct of its business as currently conducted, except where the failure to hold such licenses, permits, franchises or other authorizations would not have a Material Adverse Effect, and all such licenses, permits, franchises and other governmental authorizations will remain in full force and effect immediately following the Closing Date, and will not in any way be affected by, or terminate or lapse by reason of, the consummation of the transactions contemplated hereby.

         SECTION 2.18 Employee Benefit Plans. (a) The Company has complied and currently is in compliance in all material respects, both as to form and operation, with the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Internal Revenue Code of 1986, as amended (the "Code"), with respect to each "employee benefit plan" as defined under Section 3(3) of ERISA (a "Plan") which the Company (i) has ever adopted, maintained, established or to which any of the same has been required to contribute to or has ever contributed or (ii) currently maintains or to which any of the same currently contributes or is required to contribute or (iii) currently participates in or is required to participate in.

         (b) The Company has never maintained, adopted or established, contributed or been required to contribute to, or otherwise participated in or been required to participate in, a "multiemployer plan" (as defined in Section 3(37) of ERISA). No amount is due or owing from the Company on account of a "multiemployer plan" (as defined in Section 3(37) of ERISA) or on account of any withdrawal therefrom.

         (c) Notwithstanding anything else set forth herein, other than routine contributions to Plans and routine claims for benefits and liability for premiums due to the Pension Benefit Guaranty Corporation, the Company has not incurred any liability with respect to a Plan that is currently due and owing and has not yet been satisfied, including without limitation under ERISA (including without limitation Title I or Title IV thereof), the Code or other applicable law, and, to the knowledge of the Company, no event has occurred, and, there exists no condition or set of circumstances (other than the contributions to, and accrual of benefits under, the normal terms of the Plans), which could result in the imposition of any liability of the Company with respect to a Plan.

         (d) Except (i) as required by applicable law, (ii) as provided in any insurance policy referred to in Section 2.19 hereof or (iii) as contemplated by this Agreement, the Company has not committed itself, orally or in writing, (x) to provide or cause to be provided to any person any payments or provision of any "welfare" or "pension" benefits (as defined in Sections 3(1) and 3(2) of ERISA) in addition to, or in lieu of, those payments or benefits set forth under any Plan, (y) to continue the payment of, or accelerate the payment of, benefits under any Plan, except as expressly set forth thereunder, or (z) to provide or cause to be provided any severance or other post-employment benefit, salary continuation, termination, disability, death, retirement, health or medical benefit to any person (including without limitation any former or current employee) except as set forth under any Plan.

         (e) Notwithstanding any other provisions to the contrary set forth herein, the Purchasers shall not assume any liability that the Company may have incurred or may incur which arises out of, is a result of, or is in any way related to, any Plan.

         SECTION 2.19 Insurance. All policies of fire, liability, workers' compensation, and other forms of insurance providing insurance coverage to or for the Company for events or occurrences arising or taking place in the case of occurrence type insurance, and for claims made and/or suits commenced in the case of claims-made type insurance are in full force and effect and provide insurance, including without limitation liability insurance, in such amounts and against such risks as is customary for companies engaged in similar businesses to the Company to protect the employees, properties, assets, businesses and operations of the Company. Except as set forth in Schedule 2.19, all premiums with respect to such policies covering all periods up to and including the date as of which this representation is being made have been paid, and no notice of cancellation or termination has been received with respect to any such policy. All such policies will remain in full force and effect immediately following the Closing Date, and will not in any way be affected by, or terminate or lapse by reason of, the consummation of the transactions contemplated hereby.

         SECTION 2.20 Absence of Certain Business Practices. Neither the Company nor, to the knowledge of the Company, any officer, director, employee or agent thereof, nor any other person or entity acting on behalf of the Company, acting alone or together, has (i) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer, supplier, governmental employee or other person or entity with whom the Company has done business directly or indirectly, or (ii) directly or indirectly, given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other person or entity who is or may be in a position to help or hinder the business (or assist the Company in connection with any actual or proposed transaction) which in the case of either clause (i) or clause (ii) above, (a) would reasonably be expected to subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (b) if not given in the past, would reasonably be expected to have had Material Adverse Effect or (c) if not continued in the future, would reasonably be expected to have a Material Adverse Effect.

         SECTION 2.21 Disclosure. The Company has furnished to the Purchasers a copy of the Company's confidential Financing Memorandum dated February, 1999 (the "Memorandum"). Neither this Agreement nor the Memorandum, when taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary to make the information contained herein or therein not misleading. The projections of financial results contained in the Memorandum were prepared accurately by the Company based upon the assumptions described therein that the Company in good faith believed to have been reasonable at the time they were made. The Company specifically does not make any representation and does not give any assurances that such projected financial results will be achieved by the Company.

         SECTION 2.22 Brokers' or Finders' Fees. Except as set forth on Schedule
2.22 hereof, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Company directly with the Purchasers, without the intervention of any person on behalf of the Company in such a manner as to give rise to any claim by any person against the Purchasers for a finder's fee, brokerage commission or similar payment.

         SECTION  2.23  Environmental  Matters.  (a)  For the  purposes  of this
Section 2.23, the following terms shall have the following meanings:

                  "Environmental Law" means any applicable federal, state or local statute, law, ordinance, rule or regulation of the United States and any other jurisdiction within the United States now effective and any order, to which the Company is a party or is otherwise directly bound, of the United States or other jurisdiction within the United States now effective relating to: (i) pollution or protection of the environment, including natural resources; (ii) manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances; or (iii) exposure of persons, including employees, to Hazardous Substances;

                  "Hazardous Substances" means any substance, whether liquid, solid or gas (i) listed, identified or designated as hazardous or toxic under any Environmental Law, (ii) which, applying criteria specified in any Environmental Law, is hazardous or toxic, or (iii) the use or disposal of which is regulated under Environmental Law.

         (b) The Company has obtained and been in compliance with all of the terms and conditions of all permits, licenses and other authorizations which are required under, and has complied, in all material respects with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables which are contained in, any Environmental Law.

         (c) To the knowledge of the Company, the Company has not discharged, released or emitted into the air, water, surface water, ground water, land surface or subsurface strata or transported to or from the property of the Company any Hazardous Substance except in compliance in all material respects with Environmental Law and except for incidental release of Hazardous Substances in amounts or concentrations which would not reasonably be expected to give rise to any claims or liabilities against the Company under any Environmental Law.

         (d) The Company has not received any written notification from a governmental agency that there is any violation of any Environmental Law with respect to the business and properties of the Company, nor has the Company received any written notification from a governmental agency pursuant to Section 104, 106 or 107 of the Comprehensive Environmental Response Compensation and Liability Act, as amended.

         SECTION 2.24 Regulations G and X. The Company is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (as defined, from time to time, in Regulation G promulgated by the Board of Governors of the Federal Reserve System), and no part of the proceeds from the Note will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock in violation of Regulations G and X.


                                      III.

                         REPRESENTATIONS AND WARRANTIES
                                OF THE PURCHASERS

         Each Purchaser represents and warrants, severally and not jointly and with respect to itself only, to the Company as follows:

         SECTION 3.01 Experience. Such Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and the risks of its investment in the Company and has the capacity to protect its own interests.

         SECTION 3.02 Economic Risk. Such Purchaser understands that the purchase of the Notes hereunder is a speculative investment which involves a high degree of risk of loss of such Purchaser's investment therein. Such Purchaser is able to bear the economic risk of its investment in the Notes and the Conversion Shares for an indefinite period of time, including the risk of a complete loss of such Purchaser's investment in such securities. Such Purchaser acknowledges that none of the Notes or the Conversion Shares have been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available and that there are substantial restrictions on the transferability of such securities under the Registration Rights Agreement.

         SECTION 3.03 Investment. Such Purchaser is acquiring the Notes, and, upon conversion thereof, will acquire the Conversion Shares, for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Such Purchaser understands that the Notes to be purchased have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed herein.

         SECTION 3.04 Accredited Investor; Residency. Such Purchaser is an "accredited investor" as defined in Rule 501 of Regulation D adopted by the Commission under the Securities Act. Such Purchaser is a bona fide resident and domiciliary (not a temporary or transient resident) of the State set forth under such Purchaser's name set forth in Annex I hereto.

         SECTION 3.05 Reliance on Exemptions. Each Purchaser understands that the Notes are being offered and sold to the Purchasers in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and each Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of each Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of each Purchaser to acquire the Securities.

         SECTION 3.06 Governmental Review. Each Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed or made any recommendation or endorsement of the Notes.

         SECTION 3.07 Execution, Delivery and Performance. Such Purchaser has full right, power and authority to execute and deliver this Agreement and the Registration Rights Agreement and to perform such Purchaser's obligations hereunder and thereunder. At or before the Closing Date, such Purchaser will execute and deliver to the Company the Registration Rights Agreement, and such Purchaser acknowledges and agrees that the Notes purchased hereunder will be subject to the terms and provisions of the Registration Rights Agreement. This Agreement and the Registration Rights Agreement, when so executed and delivered by such Purchaser, will constitute valid and binding obligations of such Purchaser, enforceable in accordance with their respective terms. No consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by such Purchaser in connection with the execution and delivery of this Agreement or the Registration Rights Agreement or the performance of such Purchaser's obligations hereunder or thereunder.

         SECTION 3.08 Rule 144. Such Purchaser acknowledges that the Notes, and, upon the conversion thereof, the Conversion Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. Such Purchaser is aware of the provisions of Rule 144 under the Securities Act ("Rule 144") which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the securities, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of securities being sold during any three month period not exceeding specified limitations.

         SECTION 3.09 Information. Each Purchaser and its counsel have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Notes which have been specifically requested by such Purchaser or its counsel. Each Purchaser and its counsel have been afforded the opportunity to ask questions of the Company and have received what such Purchasers believes to be satisfactory answers to any such inquiries. In making the decision to purchase the Notes in accordance with this Agreement, each Purchaser has relied solely upon independent investigations made by it and not upon any representations made by the Company other than those made or specifically referred to in this Agreement. Each Purchaser represents and warrants that it has received all of the information it considers necessary or appropriate for deciding whether to purchase the Notes. Each Purchaser has conducted its own investigation of and into: (i) the Company and its officers, financial condition, business and prospects; (ii) the terms of the purchase of the Notes; and (iii) all other matters that such Purchaser has deemed necessary or appropriate to make its decision to purchase the Notes. Each Purchaser's decision to purchase the Notes is based upon the public documents it has received from the Company and on the Purchaser's own evaluation of the risks and merits of the purchase of the Notes. The foregoing, however, does not limit or modify the representations and warranties of the Company made or specifically referred to in this Agreement or the right of each Purchaser to rely thereon.

         SECTION 3.10 Brokers' or Finders' Fees. Except as set forth on Schedule
3.10 hereto, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by such Purchaser directly with the Company, without the intervention of any person on behalf of such Purchaser in such a manner as to give rise to any claim by any person against the Company for a finder's fee, brokerage commission or similar payment.


                                       IV.

                  CONDITIONS TO THE OBLIGATIONS OF THE PARTIES

         SECTION 4.01 Conditions to the Obligations of the Purchasers with respect to the Closing. The obligation of each Purchaser to purchase and pay for the Notes being purchased by it hereunder on the Closing Date is, at such Purchaser's option, subject to the satisfaction, on or prior to such date, of the following conditions:

                  (a) Representations and Warranties to Be True and Correct. The representations and warranties of the Company contained in Article II hereof shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and, if the date of this Agreement is not the Closing Date, the Company shall have certified to such effect to the Purchasers in writing.

                  (b) Performance. The Company shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by it prior to or at the Closing Date, and, if the date of this Agreement is not the Closing Date, the Company shall have certified to such effect to the Purchasers in writing.

                  (c) Opinion of Counsel. The Purchasers shall have received from Gibson, Dunn & Crutcher LLP, counsel for the Company, an opinion dated the Closing Date, satisfactory in form and substance to the Purchasers and their counsel.

                  (d) All Proceedings to Be Satisfactory. All other proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to the Purchasers and their counsel, and the Purchasers and their counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                  (e) Subordination and Intercreditor Agreement. A Subordination and Intercreditor Agreement, among LaSalle Business Credit, Inc., the Purchasers, Scitex Digital Video, Inc. and the Company, substantially in the form annexed hereto as Exhibit C, shall have been executed and delivered by the Company and the other parties thereto and shall be in full force and effect as of the Closing Date.

                  (f) Registration Rights Agreement. The Registration Rights Agreement shall have been executed and delivered by the Company and the other parties thereto named in the Annexes thereto, and shall be in full force and effect as of the Closing Date.

                  (g) Supporting Documents. On or prior to the Closing Date, the Purchasers and their counsel shall have received copies of the following supporting documents:

                           (i) (1) a copy of the Certificate of Incorporation of
                  the Company, certified as of a recent date by the Secretary of State of the State of Delaware, and (2) a certificate of said Secretary dated as of a recent date as to the due incorporation and good standing of the Company and listing all documents on file with said official;

                           (ii) a  certificate  of the Secretary or an Assistant
                  Secretary of the Company, dated the Closing Date and certifying (1) that attached thereto is a true and complete copy of the Bylaws as in effect on the date of such certification; (2) that attached thereto is a true and complete copy of resolutions adopted by the board of directors of the Company authorizing the execution, delivery and performance of this Agreement and the Registration Rights Agreement, the issuance, sale and delivery of the Notes and, upon conversion thereof, the issuance and delivery of the Conversion Shares and the reservation of the Conversion Shares for issuance upon conversion of the Notes, and that all such resolutions are still in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by each of this Agreement, the Notes, and the Registration Rights Agreement; (3) that the Certificate of Incorporation of the Company has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (i)(2) above; and (4) as to the incumbency and specimen signature of each officer of the Company executing this Agreement, the Notes, the Registration Rights Agreement, and any certificate or instrument furnished pursuant hereto or thereto, a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this paragraph
                  (ii); and

                           (iii) such additional  supporting documents and other
                  information with respect to the operations and affairs of the Company as the Purchasers or their counsel may reasonably request.

All such documents shall be satisfactory in form and substance to the Purchasers and their counsel.

                  (h) Legal Actions or Proceedings. No legal action or proceeding shall have been instituted or threatened seeking to restrain, prohibit, invalidate or otherwise affect the consummation of the transactions contemplated hereby or which would, if adversely decided, have a Material Adverse Effect.

                  (i) Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Notes.

                  (j) Material Adverse Change. There shall have been no material adverse change in the business, assets, properties, operations, condition (financial or other) or prospects of the Company since December 31, 1998.

                  (k) Consents. The Company shall have obtained all necessary consents required to be in order to consummate the transactions contemplated by this Agreement, the Notes and the Registration Rights Agreement, including, without limitation, the consent of LaSalle Business Credit, Inc.

         SECTION 4.02 Conditions to the Obligations of the Company with respect to the Closing. The obligation of the Company to issue and sell the Notes to the Purchasers hereunder on the Closing Date is, at the Company's option, subject to the satisfaction, on or before such date of the following conditions:

                  (a) Representations and Warranties to Be True and Correct. The representations and warranties contained in Article III hereof shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date.

                  (b) Performance. Each Purchaser shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by it prior to or at the Closing Date.

                  (c) All Proceedings to Be Satisfactory. All proceedings to be taken by the Purchasers in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to the Company and its counsel, and the Company and said counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                  (d) Legal Actions or Proceedings. No legal action or proceeding shall have been instituted or threatened seeking to restrain, prohibit, invalidate or otherwise affect the consummation of the transactions contemplated hereby or which would, if adversely decided, have a Material Adverse Effect.

                  (e) Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Notes.


                                       V.

                                    COVENANTS

         SECTION 5.01 Certain Covenants of the Company. (a) During the period from the date of this Agreement to the Closing Date, the Company will conduct its business and operations according to its ordinary course of business consistent with past practice and use its best efforts (A) to preserve its relationships with business partners, suppliers, employees and customers and (B) to maintain the contracts, agreements, commitments or understandings with customers that are material to its business in full force and effect in accordance with their terms up to and following the Closing Date. Without limiting the generality of the foregoing, except as otherwise contemplated by this Agreement or required by law, prior to the Closing Date, without the prior written consent of the Purchasers and to the extent such acts are within the control of the Company, the Company will not do any of the things listed in clauses (i) through (xiv) of Section 2.06 above.

         (b) Between the date of this Agreement and the Closing Date, the Company will afford the representatives of the Purchasers reasonable access during normal business hours to the offices, facilities, books and records of the Company and the opportunity to discuss the affairs of the Company with officers and employees of the Company familiar therewith. Such activities shall be performed, so far as is reasonably possible, in such a manner as to avoid disruption of normal operations.

         SECTION 5.02 Financial Statements, Reports, Etc. The Company shall furnish to (i) each Purchaser, for so long as such Purchaser (or Permitted Transferee (as such term is defined in the Registration Rights Agreement) shall hold any outstanding Note, (ii) each subsequent holder of at least $100,000 principal amount of the Notes and (iii) each holder of at least 25% of the issued and outstanding Conversion Shares, treating as outstanding for the purpose of such calculation the Conversion Shares issued and issuable upon conversion of all outstanding Notes:

     (i) within 90 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its subsidiaries as of the end of such fiscal year and the related consolidated statements of income, changes in stockholders' equity and cash flow of the Company and its subsidiaries for the fiscal year then ended, together with supporting notes thereto, prepared in accordance with generally accepted accounting principles, setting forth in each case in comparative form the figures for the previous fiscal year and accompanied by a report, without a "going concern" or like qualification or exception, or qualification as to scope of audit, by a firm of independent public accountants of recognized standing selected by the Company and reasonably acceptable to the Purchasers;

     (ii) commencing with the month ending March 31, 1999, within 20 days after the end of each month in each fiscal year, a consolidated balance sheet of the Company and its subsidiaries and the related consolidated statement of income, unaudited but certified by the principal financial officer of the Company, such balance sheets to be as of the end of such month and such statements of income to be for such month and for the period from the beginning of the fiscal year to the end of such month, in each case subject to normal year-end adjustments and setting forth in each case in comparative form the figures for the previous year;

     (iii) together with the financial statements delivered pursuant to Sections 5.02(i) and 5.02(ii) above, a statement signed by the chief financial officer of the Company setting forth in reasonable detail (A) with respect to the audited financial statements of the Company, the computations of compliance with the provisions of Sections 11(k) and 11(l) of the Notes as at the end of and for, in each case, the fiscal year to which such financial statements relates; and (B) with respect to the unaudited monthly financial statements of the Company to be delivered with respect to the third, sixth, ninth and last month of each fiscal year, computations of the ratios set forth in each such Section as at the end of and for, in each case, the month to which such financial statements relates and the portion of the fiscal year through the end of such month;

     (iv) together with the financial statements delivered with respect to the third, sixth, ninth and last month of each fiscal year of the Company pursuant to Section 5.02(ii) above, a comparison with the corresponding quarterly figures contained in the budget for the current fiscal year;

     (v) within 20 days prior to the beginning of each fiscal year of the Company (and with respect to any revision thereof, promptly after such revision has been prepared), an operating budget for the Company and its subsidiaries approved by the Board of Directors of the Company, including projected quarterly income statements, cash flow statements during such fiscal year and a projected consolidated balance sheet as of the end of such fiscal year, setting forth in each case in comparative form the figures for the previous year, and each quarterly financial statement furnished pursuant to (ii) above shall reflect variances from such operating budget, as the same may from time to time be revised;

     (vi)  promptly  upon  filing,   copies  of  all  registration   statements,
     prospectuses, periodic reports and other documents filed by the Company or any of its subsidiaries with the Commission;

     (vii) prompt notice of (x) any event of default by the Company under any agreement with respect to material indebtedness for borrowed money or a material purchase money obligation, and any event which, upon notice or lapse of time or both, would constitute such an event of default which would permit the holder of such indebtedness or obligation to accelerate the maturity thereof, and (y) any action, suit or proceeding at law or in equity or by or before any governmental instrumentality or agency which, if adversely determined, would materially impair the right of the Company to carry on its business substantially as now or then conducted, or materially affect the business, operations, properties, assets or financial condition or prospects of the Company; and

     (viii) promptly, from time to time, such other information regarding the operations, business, affairs and financial condition or prospects of the Company or any subsidiary as the Purchasers or such other holder may reasonably request.

As used in the foregoing provisions of this Section 5.02, the term "subsidiary" shall mean any corporation or other business entity a majority of whose outstanding voting securities entitled to vote for the election of directors is at the time owned by the Company and/or one or more other subsidiaries.

Any and all information provided pursuant to this Section 5.02 to the extent not publicly available shall be deemed confidential information and shall be held by any recipient hereunder in confidence and trust and shall not be disclosed to third parties; and the recipient shall be subject to the fiduciary obligations applicable to a person in possession of non-public information.

         SECTION 5.03 Board Representation; Rights to Attend Meetings. (a) The Company agrees that, so long as American Bankers shall hold at least 50% of the issued and outstanding Conversion Shares, treating as outstanding for the purpose of such calculation the Conversion Shares issuable upon conversion of all outstanding Notes, at the request of American Bankers, the Company shall nominate as a member of the slate of directors of the Company's management for election to the Board of Directors of the Company (the "Board") one individual designated by American Bankers (the "ABIG Designee"). Promptly after the Company shall have received the prior written consent of the ABIG Designee to serve on the Board, the Company shall take all action within its reasonable control (subject to applicable law) to ensure the election of the ABIG Designee as a director. The ABIG Designee initially will be Eugene Matalene, and any successor representative of American Bankers shall be reasonably acceptable to the Company. Each Purchaser that holds Conversion Shares entitled to vote thereon agrees to appear in person or by proxy at any annual or special meeting of the stockholders of the Company for the purpose of voting all shares of Common Stock held by such Purchaser in favor of the ABIG Designee to the Board. The ABIG Designee shall be entitled to receive the same cash and other incentive compensation as the Company grants to its other outside directors, and the Company shall reimburse the ABIG Designee for all of his or her reasonable travel and other out-of-pocket expenses in attending meetings of the Board.

         (b) So long as American Bankers shall hold at least 50% of the issued and outstanding Conversion Shares, treating as outstanding for the purpose of such calculation the Conversion Shares issued and issuable upon conversion of all outstanding Notes the ABIG Designee (for so long as he or she is not a member of the Board) and, at his or her own expense, one other representative of American Bankers will have the right to attend meetings of the Board, it being understood that the ABIG Designee and such representative shall each act as an observer without a vote or other rights as a member of the Board (except the right to receive sufficient notice to enable such attendance and the right to receive all other communications, information and materials furnished, from time to time, to members of the Board). Any and all information provided to a Board observer to the extent not publicly available shall be deemed confidential information and shall be held by any recipient thereof in confidence and trust and shall not be disclosed to third parties, and the recipient shall be subject to the fiduciary obligations applicable to a director of the Company. Notwithstanding the foregoing, the Company reserves the right to exclude the observers from any meeting or portion thereof, and deny the observers access to any material, if (i) the Company believes upon advice of counsel reasonably acceptable to American Bankers that such exclusion or denial of access is reasonably necessary to preserve the attorney-client privilege, (ii) the presence of an observer is reasonably likely to result in a conflict of interest in the good faith determination of the Board, or (iii) the Board determines in good faith that such exclusion or denial of access is reasonably necessary to protect trade secrets, intellectual property or highly sensitive subject matter.


                                       VI.

                                  MISCELLANEOUS

         SECTION 6.01 Expenses. (a) The Company shall pay the reasonable, documented fees and expenses (including, without limitation, legal and due diligence fees and expenses) incurred by the Purchasers; provided, however, that, without the prior written approval of the Company, the aggregate maximum amount payable to the Purchasers under this Section 6.01 shall be $25,000 for legal fees and expenses and $10,000 for other fees and expenses.

         SECTION 6.02 Survival of Agreements, Etc. All representations, warranties, covenants and agreements made in this Agreement shall survive the execution and delivery of this Agreement and the issuance, sale and delivery of Notes pursuant hereto.

         SECTION 6.03 Brokerage. The Company, on the one hand, and the Purchasers, on the other hand, shall indemnify and hold harmless the other against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

         SECTION 6.04 Parties in Interest. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

         SECTION 6.05 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by first-class registered or certified mail, postage prepaid, or sent by recognized courier service or by facsimile addressed as follows:

         (a) if to the Company, to it at:

                           1490 O'Brien Drive
                           Menlo Park, CA 94025
                           Attention: President
                           Facsimile No.: (415) 292-6208

         with a copy to:

                           Gibson, Dunn & Crutcher LLP
                           1530 Page Mill Road
                           Palo Alto, CA 94304-1125
                           Attention: Gregory T. Davidson
                           Facsimile No.: (650) 849-5333

         (b) if to any Purchaser, to it at its address or facsimile number set forth in Annex I hereto;

                           with a copy to:

                           Reboul, MacMurray, Hewitt, Maynard & Kristol
                           45 Rockefeller Plaza
                           New York, New York 10111
                           Attention: John C. MacMurray, Esq.
                           Facsimile No.:  (212) 841-5725

         (c) if to any subsequent holder of Notes or Conversion Shares, to such holder at its address appearing on the records of the Company;

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.

         SECTION 6.06 Knowledge. For the purposes of this Agreement, the term "knowledge" shall mean, with respect to the Company, the knowledge of an officer or director.

         SECTION 6.07 Assignability. Neither this Agreement nor any of the parties' rights hereunder shall be assignable by any party hereto without the prior written consent of the other parties hereto.

         SECTION 6.08 Law Governing. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         SECTION 6.09 Mediation. If a dispute between one or more Purchasers, on the one hand, and the Company, on the other hand, arises out of or relates to this Agreement, the Notes or in connection with the transactions contemplated hereby or thereby, or the breach hereof or thereof, and if the dispute cannot be settled through negotiation, the parties agree first to try in good faith to settle the dispute by mediation administered by the American Arbitration Association under its Commercial Mediation Rules before resorting to litigation. Any such dispute shall be submitted to one mediator selected in accordance with said rules, and such mediation shall be held in San Francisco, California. The parties further agree that the costs of such mediation shall be shared equally between the Purchaser or Purchasers involved, on the one hand, and the Company, on the other hand.

         SECTION 6.10 WAIVER OF JURY TRIAL. EACH OF THE PURCHASERS AND THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT HE, SHE OR IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. FURTHER, THE COMPANY HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE PURCHASERS OR COUNSEL TO THE PURCHASERS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE PURCHASERS WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THE COMPANY ACKNOWLEDGES THAT THE PURCHASERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, INTER ALIA, THE PROVISIONS OF THIS SECTION 6.10.

         SECTION 6.11 Entire Agreement; Amendments; Waivers. This Agreement, the Notes and the Registration Rights Agreement constitute the entire Agreement of the parties with respect to the subject matter hereof and may not be modified or amended, nor may compliance by the Company with any of the provisions of this Agreement be waived, except by written instrument signed by the Company and the Purchasers.

         SECTION 6.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company and the Purchasers have executed this Note Purchase Agreement as of the day and year first above written.


                                   ACCOM, INC.

                                   By: /s/ JUNAID SHEIKH
                                       -----------------------------------------
                                       Name:  Junaid Sheikh
                                       Title: President

         IN WITNESS WHEREOF, the Company and the Purchasers have executed this Note Purchase Agreement as of the day and year first above written.


                                   PURCHASER:

                                   AMERICAN BANKERS INSURANCE GROUP, INC.

                                   By: /s/ SUSAN EGLI
                                       -----------------------------------------
                                       Name:  Susan Egli
                                       Title: Director of Investments

         IN WITNESS WHEREOF, the Company and the Purchasers have executed this Note Purchase Agreement as of the day and year first above written.


                                       PURCHASER:

                                                   /s/ ALAN LIEBMAN
                                       -----------------------------------------
                                                     Alan Liebman

         IN WITNESS WHEREOF, the Company and the Purchasers have executed this Note Purchase Agreement as of the day and year first above written.


                                       PURCHASER:

                                                   /S/ PAUL HIGBEE
                                       -----------------------------------------
                                                      Paul Higbee

         IN WITNESS WHEREOF, the Company and the Purchasers have executed this Note Purchase Agreement as of the day and year first above written.


                                       PURCHASER:

                                                     /s/ SCOTT HOWARD
                                       -----------------------------------------
                                                        Scott Howard

         IN WITNESS WHEREOF, the Company and the Purchasers have executed this Note Purchase Agreement as of the day and year first above written.


                                       PURCHASER:


                                                /s/ EUGENE MATALENE
                                       -----------------------------------------
                                                  Eugene Matalene

         IN WITNESS WHEREOF, the Company and the Purchasers have executed this Note Purchase Agreement as of the day and year first above written.


                                       PURCHASER:


                                                 /s/ ROBERT PANGIA
                                       -----------------------------------------
                                                    Robert Pangia

                                           ANNEX I

                                       The Purchasers
                               The Notes and Conversion Shares

                                            Principal         Number of           Purchase
                                             Amount           Conversion          Price of
Name, Address and Domicile                 of Notes ($)        Shares(2)          Notes ($)
--------------------------                 ------------        -------            ---------
American Bankers
Insurance Group, Inc.
11222 Quail Roost Drive
Miami, FL 33157
Florida                                     3,000,000         2,307,692           3,000,000

Paul Higbee
175 Elmsley Court
Ridgewood, NJ 07450
New Jersey                                    100,000            76,923             100,000

Scott Howard
c/o Concorde Holdings
50 East 42nd Street, Suite 2106
New York, NY 10017
New York                                      100,000            76,923             100,000

Alan Liebman
300 West End Avenue
New York, NY 10023
New York                                      100,000            76,923             100,000

Eugene Matalene
19 North Drive
Plandome, NY 11030
New York                                      100,000            76,923             100,000

Robert Pangia
31 Hyde Circle
Watchung, NJ 07060
New Jersey                                    100,000            76,923             100,000
                                           ----------         ---------          ----------

  Total                                    $3,500,000         2,692,307          $3,500,000

------------------
(2)Rounded to eliminate fractional shares and subject to adjustment as set forth in the Notes

                                                               EXHIBIT A TO NOTE
                                                              PURCHASE AGREEMENT


       THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
             AS AMENDED, OR ANY STATE SECURITIES LAWS. NEITHER THIS
              NOTE, NOR ANY INTEREST HEREIN, MAY BE OFFERED, SOLD,
             TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF UNLESS
             EITHER (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT
              UNDER SAID ACT AND LAWS RELATING THERETO OR (II) THE
             COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY
           SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY, STATING
                     THAT SUCH REGISTRATION IS NOT REQUIRED.


                                   ACCOM, INC.

                      Senior Subordinated Convertible Note
                               Due March 12, 2004


Registered R-001                                              New York, New York
$3,000,000                                                        March 12, 1999


         ACCOM, INC., a Delaware corporation (hereinafter called the "Company"), for value received, hereby promises to pay to American Bankers Insurance Group, Inc. ("American Bankers"), or registered assigns, the principal sum of THREE MILLION DOLLARS ($3,000,000), on March 12, 2004 (the "Maturity Date"), and to pay interest (computed on the basis of a 360-day year consisting of twelve 30-day months) on the unpaid principal amount hereof from the date hereof through the Maturity Date at the rate of 6% per annum, payable (i) quarterly in arrears on the last day of March, June, September and December in each year
(each said day being an "Interest  Payment  Date"),  commencing on June 30, 1999
(ii) at maturity and (iii) upon conversion of all or any portion of this Note until the principal amount hereof shall have become due and payable, whether at maturity or by acceleration or otherwise. If all or a portion of (i) the unpaid principal amount hereof, (ii) any interest payable thereon or (iii) any other amount payable hereunder or under the Purchase Agreement (as hereinafter defined) shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), for so long as such Event of Default (as hereinafter defined) shall continue, the unpaid principal amount hereof, any such overdue amount and, to the extent permitted by applicable law, any overdue interest shall bear interest at a rate per annum equal to 12%, payable on demand.

         All payments of principal and interest on this Note shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts, and shall be made at the offices of the person deemed the holder hereof in accordance with Section 4 below.

         For purposes of this Note, "Business Day" shall mean any day other than a Saturday, Sunday or a legal holiday under the laws of the State of New York and the State of California.

         1. Notes. This Note, together with any Note or Notes issued upon exchange or transfer thereof pursuant to Section 2 hereof, is one of a duly authorized issue of Notes (herein called the "Notes") made or to be made by the Company in the aggregate principal amount of $3,500,000, maturing on March 12, 2004 and bearing interest payable at the same rate and on the same dates as the interest on the principal amount of this Note. This Note is issued pursuant to and is subject to the terms and provisions of the Note Purchase Agreement dated as of March 12, 1999 (the "Purchase Agreement"), among the Company, American Bankers and the other Purchasers named in Annex I thereto (collectively with American Bankers, the "Purchasers"), and the terms of this Note include those stated in the Purchase Agreement, including, without limitation, the final paragraph of Section 5.02 thereof, which shall be binding upon each registered transferee of this Note as provided in Section 3.

         2. Loss, Theft, Destruction or Mutilation of Note. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of any such loss, theft or destruction, upon receipt of an affidavit of loss and indemnity from the holder hereof reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Note, the Company will make and deliver, in lieu of this Note, a new Note of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on this Note.

         3. Transfer, Etc. of Notes. The Company shall keep at its office or agency maintained as provided in paragraph (a) of Section 11 a register in which the Company shall provide for the registration of Notes and for the registration of transfer and exchange of Notes. The holder of this Note may, at its option, and either in person or by duly authorized attorney, surrender the same for registration of transfer or exchange at the office or agency of the Company maintained as provided in said paragraph (a), and, without expense to such holder (except for taxes or governmental charges imposed in connection therewith), receive in exchange therefor a Note or Notes each in such denomination or denominations as such holder may request, dated as of the date to which interest has been paid on the Note or Notes so surrendered for transfer or exchange, for the same aggregate principal amount as the then unpaid principal amount of the Note or Notes so surrendered for transfer or exchange, and registered in the name of such person or persons as may be designated by such holder. Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or shall be accompanied by a written instrument of transfer, satisfactory in form to the Company, duly executed by the holder of such Note or his attorney duly authorized in writing. Every Note so made and delivered in exchange for this Note shall in all other respects be in the same form and have the same terms as this Note. No transfer or exchange of any Note shall be valid unless made in the foregoing manner at such office or agency. Upon any registration of transfer as provided herein, the transferee shall with respect to the Note or any portion thereof so transferred to it become subject to all of the terms and provisions of, and obligations of a holder under, such Note (or portion) and the transferor shall have no further rights, obligations or liabilities with respect thereto other than any which arose prior to the date of transfer. Notwithstanding the foregoing, the minimum principal amount of Notes that may be transferred to any third party is $100,000.

         4. Persons Deemed Owners; Holders. The Company may deem and treat the person in whose name any Note is registered as the owner and holder of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note shall be overdue. With respect to any Note at any time outstanding, the term "holder", as used herein, shall be deemed to mean the person in whose name such Note is registered as aforesaid at such time.

         5. Optional Prepayments. Subject to any restrictions then applicable to the Company under (x) the Loan and Security Agreement, dated as of December 10, 1998, as amended up to and including the date hereof (the "Loan Agreement") among the Company, LaSalle Business Credit, Inc., as agent for the benefit of the lenders party thereto ("LaSalle") and such lenders and (y) the Subordination Agreement, dated as of March 12, 1999 (the "Subordination Agreement") among the Company, LaSalle and the Purchasers:

                  (a) On and at any time after the first anniversary of the Closing Date, upon notice given as provided in Section 6, the Company may, at its option, prepay all or any portion of the Notes at 100% of the principal amount thereof so to be prepaid if each of the following conditions shall have been satisfied:

                           (i)  The  Common  Stock,  $.001  par  value  ("Common
                  Stock"), of the Company shall, at the time such notice is given, have been quoted on NASDAQ or listed on the New York Stock Exchange during the twenty trading days immediately preceding the date of such prepayment, and the price per share during such period shall not at any time have been less than $5.00; and

                           (ii) American Bankers and its accountants  shall have
                  delivered a certificate (the "Prepayment Certificate"), to the effect that conversion of the Notes held by American Bankers into Common Stock on or prior to the proposed date of such prepayment would not result in American Bankers or any of its affiliates being required under generally accepted accounting principles to account for its holdings of the Common Stock of the Company pursuant to the Aequity method@ of accounting; and

                           (iii) either:

                                    (1) the trading  volume for the Common Stock
                  for each of the four weeks (each such week consisting of five trading days) immediately preceding the date set for such prepayment shall have been at least 200,000 shares; or

                                    (2)  prior  to the  proposed  date  of  such
                  prepayment, the holders of the Notes shall have realized aggregate net proceeds (exclusive of premium or interest on the Notes), from their original investment in the Notes of at least $3,500,000.

                  (b) On and at any time after the first anniversary of the Closing Date, upon notice given as provided in Section 6, the Company may, at its option, prepay all or any portion of the Notes at 130% of the principal amount thereof so to be prepaid if the conditions set forth in clauses (i) and (ii) of paragraph (a) above have been satisfied.

Any prepayments of the principal of the Notes made pursuant to this Section 5 shall be made (i) in an amount equal to at least $875,000 or, if less, the entire outstanding principal amount of the Notes, allocated in proportion to the aggregate principal amount of all Notes so to be prepaid and (ii) together with interest accrued thereon to the date fixed for such prepayment.

         6. Notice of Prepayment, Other Notices; Satisfaction of Conditions.

                  (a) The Company shall give written notice of any prepayment of this Note or any portion hereof pursuant to Section 5 not less than 30 nor more than 45 days prior to the proposed date of such prepayment. Such notice of prepayment shall specify (i) the proposed date of such prepayment, (ii) the principal amount of the Notes called for such prepayment, (iii) to the extent applicable, those conditions described in Section 5 that are required to have been satisfied as of such proposed date of prepayment, together with a reasonably detailed explanation as to the proposed way in which the conditions (other than the condition described in clause (ii) of Section 5(a)) will be satisfied and (iv) the percentage of the principal amount at which this Note or portion hereof is to be prepaid. Such notice of prepayment and all other notices to be given to any holder of this Note shall be given by registered or certified mail to the person in whose name this Note is registered at its address designated on the register maintained by the Company on the date of mailing such notice of prepayment or other notice.

                  (b) Upon notice of prepayment being given as aforesaid, American Bankers will promptly consult with its accountants in order to make a good faith determination as to the matter described in subparagraph (ii) of Section 5(a). If such determination is to the effect that the condition contained in said subparagraph has been satisfied, American Bankers shall deliver a Prepayment Certificate, no less than five days prior to the proposed date of such prepayment. If such determination is to the effect that the condition cannot be satisfied as of the proposed date of such prepayment, American Bankers shall deliver a certificate to that effect, together with such evidence supporting such conclusion as American Bankers, in its reasonable discretion, deems necessary.

                  (c) Upon notice of prepayment being given as aforesaid, subject to satisfaction of the conditions specified in such notice, the Company covenants and agrees that it will prepay, on the date specified therein for such prepayment, this Note or the portion hereof, as the case may be, so called for prepayment, at the percentage of the principal amount thereof so called for prepayment specified in the notice, together with interest accrued thereon to the date of such prepayment. If on the proposed date of any prepayment pursuant to
         Section 5 any condition to such prepayment shall not have been satisfied as required thereunder (i) the Company shall neither be permitted nor any longer be obligated to make such prepayment, and (ii) the holder of this Note shall thereupon have the right to withdraw any notice of conversion given at any time during the period (the "Prepayment Period") commencing upon the delivery of the related notice of prepayment pursuant to this Section 6 and ending on the proposed date of prepayment specified in such notice.

         7. Allocation of Prepayment. In the event of any prepayment, purchase, redemption or retirement of less than all of the Notes which the Company is obligated to prepay, purchase, redeem or retire on any date, the Company will allocate the principal amount so to be prepaid, purchased, redeemed or retired on such date to each Note so to be prepaid, purchased, redeemed or retired in proportion, as nearly as may be, to the aggregate principal amount of all Notes then due to be prepaid, purchased, redeemed or retired.

         8. Interest After Date Fixed for Prepayment. If this Note or a portion hereof is called for prepayment as herein provided, this Note or such portion shall cease to bear interest on and after the date fixed for such prepayment unless, upon presentation for the purpose, the Company shall fail to pay this Note or such portion, as the case may be, in which event this Note or such portion, as the case may be, and, so far as may be lawful, any overdue installment of interest, shall bear interest on and after the date fixed for such prepayment and until paid at the rate per annum provided herein for overdue principal.

         9. Surrender of Note; Notation Thereon. Upon any prepayment of a portion of the principal amount of this Note, the holder hereof, at its option, may require the Company to execute and deliver at the expense of the Company (except for taxes or governmental charges imposed in connection therewith), upon surrender of this Note, a new Note registered in the name of such person or persons as may be designated by such holder for the principal amount of this Note then remaining unpaid, dated as of the date to which interest has been paid on the principal amount of this Note then remaining unpaid, or may present this Note to the Company for notation hereon of the payment of the portion of the principal amount of this Note so prepaid.

         10. Conversion.

                  (a) Right to Convert. Subject to the terms and conditions of this Section 10, the holder of this Note shall have the right, at such holder's option at any time to convert the principal amount of this Note, in whole or, subject as set forth below, in part, into a number of fully paid and nonassessable whole shares of Common Stock determined by dividing the outstanding principal amount hereof, or a portion thereof, by the conversion price of $1.30 per share, or by the conversion price as last adjusted and in effect at the date that this
         Note is surrendered for conversion (such price, or such price as last adjusted, being referred to herein as the "Conversion Price"). Notwithstanding the foregoing, at any time after the holders of the Notes shall have realized aggregate net proceeds (exclusive of premium or interest on the Notes) from their original investment in the Notes of at least $3,500,000, the right of the holder of this Note to convert less than the entire remaining principal amount of this Note shall cease, and any notice of conversion delivered by the holder of this
         Note in the manner described below after such time shall be deemed to be a request to convert all, but not less than all, of the remaining principal amount outstanding hereunder. The rights of conversion contained in this subparagraph (a) shall be exercised by the holder of this Note by giving written notice that such holder elects to convert this Note pursuant to this subparagraph (a) into Common Stock and by surrender of this Note to the Company at its principal office (or such other office or agency of the Company as the Company may designate by notice in writing to the holder of this Note) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                  (b) Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph (a) above and surrender of this Note for the conversion of this Note or portion thereof, or, in the case of a notice of conversion delivered during a Prepayment Period, on the proposed date of prepayment as provided in Section 6 (provided such notice of conversion shall not have been withdrawn by the holder hereof pursuant to Section 6(c)), the Company shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of this Note of the portion thereof being converted. To the extent permitted by law, such conversion shall be deemed to have been effected, and the Conversion Price shall be determined, as of the close of business on the date on which such written notice shall have been received by the Company and this Note shall have been surrendered as aforesaid, and at such time the rights of the holder of this Note shall cease with respect thereto or to the portion thereof being converted, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby. Upon notice of conversion being given as aforesaid, the Company will pay on the date of such conversion interest accrued on this Note or the portion hereof being converted to the date of such conversion. If this Note or a portion hereof is converted as herein provided, this Note or such portion shall cease to bear interest on and after the date of conversion unless, upon surrender of the Note for the purpose, the Company shall fail to convert this Note or such portion, as the case may be, in which event, this Note or such portion, as the case may be, and, so far as may be lawful, any overdue interest, shall bear interest on and after the date of such conversion and until paid (or in the case of principal, converted) at the rate per annum provided herein for overdue principal.

                  (c) Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of this note or any portion thereof into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. In case of the conversion of less than the entire principal amount outstanding of this Note, the Corporation shall, upon such conversion, execute and deliver to the holder thereof, at the expense of the Corporation, a new Note or Notes for the principal amount of this Note which is not to be converted. If any fractional interest in a share of Common Stock would, except for the provisions of the first sentence of this subparagraph (c), be deliverable upon any such conversion, the Corporation, in lieu of delivering the fractional share thereof shall (i) in the case of a partial conversion, add to the principal amount of such new Note, an amount equal to the fractional interest not converted, multiplied by the Conversion Price then in effect and (ii) in the case of the conversion of the entire principal amount of this Note, shall pay to the holder surrendering this Note for conversion an amount in cash equal to the current fair market value of such fractional interest as determined in good faith by the Board of Directors of the Corporation.

                  (d) Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the

         Company shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                  (e) Stock Dividends. In case the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock, or in rights to subscribe for or to purchase, or in options for the purchase of Common Stock or for any stock or securities convertible into or exchangeable for Common Stock ("Common Stock Equivalents"), any Common Stock or Common Stock Equivalents as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration, and the Conversion Price shall be reduced as if the Company had subdivided its outstanding shares of Common Stock into a greater number of shares, as provided in subparagraph (d) hereof.

                  (f) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution payable in Common Stock or Common Stock Equivalents, then such record date shall be deemed to be the date of the issue of the shares of Common Stock or the Common Stock Equivalents deemed to have been issued upon the declaration of such dividend or the making of such other distribution, provided that such shares of Common Stock or Common Stock Equivalents shall in fact have been issued.

                  (g) Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way (including, without limitation, by way of consolidation or merger) that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions (in form reasonably satisfactory to the holder of this Note) shall be made whereby the holder of this Note shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of this Note, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price) shall thereafter be applicable, as nearly practicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights (including, if necessary to effect the adjustments contemplated herein, an immediate adjustment, by reason of such reorganization, reclassification, consolidation, merger or sale, of the Conversion Price to the value for the Common Stock reflected by the terms of such reorganization, reclassification, consolidation, merger or sale if the value so reflected is less than the Conversion Price in effect immediately prior to such reorganization, reclassification, consolidation, merger or sale). In the event of a merger or consolidation of the Company as a result of which a greater or lesser number of shares of common stock of the surviving corporation is issuable to holders of Common Stock of the Company outstanding immediately prior to such merger or consolidation, the Conversion Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Company. The Company will not effect any such consolidation or merger, or any sale of all or substantially all of its assets and properties, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument (in form reasonably satisfactory to the holder of this Note), executed and mailed or delivered to the holder of this Note at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

                  (h) Notices. Upon any adjustment of the Conversion Price, then and in each such case the Company shall give written notice thereof as provided in Section 5, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  (i) Stock to be Reserved. The Company will at all times reserve and keep available out of its authorized Common Stock or its treasury shares, solely for the purpose of issue upon the conversion of this Note as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of this Note. The Company covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof and, without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Conversion Price. The Company will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Company may be listed.

                  (j) Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of this Note shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of this Note.

                  (k) Closing of Books. The Company will at no time close its transfer books against the transfer of any shares of Common Stock issued or issuable upon the conversion of this Note in any manner which interferes with the timely conversion of this Note.

         11. Covenants. The Company covenants and agrees that, so long as any Note shall be outstanding:

                  (a) Maintenance of Office. The Company will maintain an office or agency in such place in the United States of America as the Company may designate in writing to the registered holder hereof where the Notes may be presented for registration of transfer and exchange as herein provided, where notices and demands to or upon the Company in respect of the Notes may be served and where the Notes shall be presented for payment. Until the Company otherwise notifies the holders of Notes, said office shall be the office of the Company at 1490 O'Brien Drive, Menlo Park, California 94025.

                  (b) Payment of Taxes. The Company will promptly pay and discharge or cause to be paid and discharged, before the same shall become in default, all lawful taxes and assessments imposed upon the Company or any subsidiary or upon the income and profits of the Company or any subsidiary, or upon any property, real, personal or mixed, belonging to the Company or any subsidiary, or upon any part thereof by the United States or any State thereof, as well as all lawful claims for labor, materials and supplies, which, if unpaid, would become a lien or charge upon such property or any part thereof, provided, however, that neither the Company nor any subsidiary shall be required to pay and discharge or to cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as (i) the Company or a subsidiary shall be contesting the validity thereof in good faith or
         (ii) the Company shall, in its good faith judgment, deem the validity thereof to be questionable and the party to whom such tax, assessment, charge, levy or claim is allegedly owed shall not have made written demand for the payment thereof.

                  (c) Legal Existence. The Company will do or cause to be done all things necessary and lawful to preserve and keep in full force and effect its legal existence, rights and franchises and the legal existence, rights and franchises of each of its subsidiaries.

                  (d) Maintenance of Property. The Company will at all times maintain and keep, or cause to be maintained and kept, in good repair, working order and condition all significant properties of the Company and its subsidiaries used in the conduct of the business of the Company and its subsidiaries, and will from time to time make or cause to be made all needful and proper repairs, renewals, replacements, betterments and improvements thereto, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this paragraph (d) shall require (i) the making of any repair or renewal or (ii) the continuance of the operation and maintenance of any property or (iii) the retention of any assets if such action (or inaction) is, in the good faith business judgment of the Company, in the best interests of the Company and is not disadvantageous in any material respect to the holders of the Notes.

                  (e) Insurance. The Company will, and will cause each of its subsidiaries, at all times, either to (i) (x) keep adequately insured, by financially sound and reputable insurers, all property of a character usually insured by business enterprises engaged in the same or a similar business similarly situated against loss or damage of the kinds customarily insured against by such enterprises and (y) carry, with financially sound and reputable insurers, such other insurance (including, without limitation, liability insurance) in such amounts as are available at reasonable expense and to the extent believed necessary in the good faith business judgment of the Board of Directors of the Company; or (ii) subject to the approval of said Board of Directors, implement and maintain a self-insurance program to protect the Company from such risks of loss as would otherwise be required to be insured against under subclause (i) above.

                  (f) Keeping of Books. The Company will at all times keep, and cause each of its subsidiaries to keep, proper books of record and account in which proper entries will be made of its transactions in accordance with generally accepted accounting principles.

                  (g) Transactions with Affiliates. Except as contemplated by the Purchase Agreement, the Company shall not enter into, or permit any subsidiary to enter into, any transaction with any of its or any subsidiary's officers, directors, employees or any person related by blood or marriage to any such person or any entity in which any such person owns any beneficial interest, except for (i) normal employment arrangements, benefit programs and employee incentive option programs on reasonable terms, (ii) any transaction approved by the independent and disinterested members of the board of directors of the Company or otherwise permitted under applicable law, and (iii) customer transactions in the ordinary course of business and (iv) the transactions contemplated by the Purchase Agreement.

                  (h) Notice of Default. If any one or more events which constitute, or which with notice or lapse of time or both would constitute, an Event of Default under Section 13 of this Note shall occur, or if the holder of any Note shall demand payment or take any other action permitted upon the occurrence of any such Event of Default, the Company shall, immediately after it becomes aware that any such event has occurred or that such demand has been made or that any such action has been taken, give notice to all holders of the Notes, specifying the nature of such event or of such demand or action, as the case may be.

                  (i) Payment of Principal and Interest on the Notes. The Company will use its best efforts, subject to the provisions of applicable credit arrangements and contractual obligations of the Company and/or its subsidiaries and any applicable law restricting the same, to provide funds from its subsidiaries to the Company, by dividend, advance or otherwise, sufficient to permit payment by the Company of the principal of and interest on the Notes in accordance with their terms.

                  (j) Limitations on Fundamental Changes; Sale of Assets, Etc. The Company shall not, nor shall it permit any subsidiary to (i)enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself, or suffer any liquidation or dissolution (except that any wholly-owned subsidiary may merge with or into the Company or any other subsidiary) or (ii) convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, except, in each case, for (x) the sale or other disposition of inventory or other property in the ordinary course of business, (y) the sale or other disposition of assets not used in or necessary to the business the proceeds of which shall not exceed $50,000 in the aggregate and (z) as otherwise permitted under the Loan Agreement.

                  (k) Interest Coverage Ratio. The Company and its subsidiaries, on a consolidated basis, shall not have, for any period of four consecutive fiscal quarters (or, prior to the fiscal quarter ending June 30, 2000, such smaller number of consecutive fiscal quarters commencing with the fiscal quarter ending on June 30, 1999) (each such period being a "Test Period" and the last day of each Test Period being a "Test Date") ending at any time after the date hereof, a ratio of (x) EBITDA to (y) total interest expense, in each case for such Test Period, less than 1.5 to 1.

                  (l) Leverage Ratio. The Company and its subsidiaries, on a consolidated basis, shall not have a ratio of (x) Total Funded Debt, as of any Test Date to (y) EBITDA, for the Test Period then ended greater than 3 to 1; provided, however, that in order to calculate such ratio as of any Test Date occurring prior to March 31, 2000, EBITDA for the Test Period then ended shall be deemed to be EBITDA for the number of whole consecutive fiscal quarters elapsed between the date of this Note and such Test Date multiplied (i) in the case of the June 30, 1999 Test Date, by 4, (ii) in the cast of the September 30, 1999 Test Date, by 2 and (iii) in the case of the December 31, 1999 Test Date, by 4/3, and provided, further however, that if the Company or any subsidiary shall have made any acquisition during any period for which the ratio of Total Debt to EBITDA is to be calculated, EBITDA shall be calculated as if such acquisition had been made on the first day of such period.

                  (m) Limitations on Certain Indebtedness. The Company shall not, nor shall it permit any subsidiary to, create, incur, assume or suffer to exist any Indebtedness for borrowed money that (i) ranks pari passu with the Indebtedness evidenced by the Notes or (ii) is subordinated to the Notes, unless the terms and conditions of such subordination is reasonably satisfactory to the holders of at least 50% in principal amount of the Notes then outstanding.

                  (n) Limitations on Liens. The Company shall not, nor shall it permit any subsidiary to, create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

                           (i) Liens created under the Loan  Agreement and under
                  any refinancings, refundings, renewals or extensions thereof;

                           (ii) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings diligently conducted, provided that adequate reserves with respect thereto are maintained on the books of the Company or such subsidiary in conforming with generally accepted accounting principles;

                           (iii) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens of the Company arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings diligently conducted;

                           (iv) pledges or deposits by the Company in connection
                  with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

                           (v) deposits to secure the performance of bids, trade
                  contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business of the Company;

                           (vi) easements, rights-of-way, restrictions and other
                  similar encumbrances incurred in the ordinary course of business of the Company which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Company;

                           (vii) Liens  consisting  solely of the  interest of a
                  lessor in property subject to a capitalized lease obligation, provided that (x) such Liens shall be created substantially simultaneously with the acquisition or commencement of the use of the property subject thereto by the Company and (y) such Liens shall not at any time encumber any property other than the leased property;

                           (viii) Liens securing  purchase  money  indebtedness;
                  provided that such Lien does not secure any other Indebtedness and does not encumber any property other than the property acquired with the proceeds of such purchase money indebtedness; and

                           (ix) Liens in existence on the date hereof  listed on
                  Schedule 11(o)(ix) securing the Indebtedness described therein, and extensions and renewals thereof, provided that no such Lien shall extend to any additional property (other than the proceeds of the property subject to such Lien on the date hereof) after the Closing Date and that the amount of Indebtedness secured thereby is not increased.

                  (o) Limitations on Contingent Obligations. The Company shall not, nor shall it permit any subsidiary to, create, incur, assume or suffer to exist any Contingent Obligation of the Company or such subsidiary guaranteeing Indebtedness that the Company or such subsidiary would have been prohibited from incurring directly under
         Section 11(m).

                  (p) Limitation on Amendments. The Company shall not, nor shall it permit any subsidiary to amend, modify or waive any term or material provision of (i) its Certificate or Articles of Incorporation; (ii) its by-laws; (iii) the Loan Agreement, (iv) the Seller Notes or (v) any other document evidencing Indebtedness; provided, however, that no such prohibition shall be required with respect to any such change, modification or waiver if giving effect thereto shall not result in a Default or Event of Default, hereunder or under the Loan Agreement, as defined therein, or be reasonably expected to have a material adverse effect on the business, assets, properties, operating condition
         (financial or otherwise) or prospects of the Company (a "Material Adverse Effect"). The Company shall deliver to American Bankers a copy of any such change, modification or waiver that is in writing promptly upon its execution and delivery.

                  (q) Line of Business. Engage in any business other than that of designing, manufacturing, selling and supporting systems and workstations used for digital video editing, image manipulation and effects creation and image storage, and businesses reasonably incidental thereto.

                  (r) Restricted Payments. Declare or make any dividends or distributions, or apply any of its property to the voluntary purchase, redemption or other retirement of, or set apart any sum for the voluntary payment of any distribution on, or make any other distribution (including, without limitation, any distributions for the payment of taxes) in respect of, any securities of the Company or any
         rights  or  options  in  connection   therewith

         (each a "Restricted Payment"), except up to $250,000 in any fiscal year of the Company for the repurchase of securities of the Company or any rights or options in connection therewith held by employees of the Company that are no longer employed by the Company as of the date of such repurchase.

                  (s) The Company shall not at any time issue shares of Common Stock or any Common Stock Equivalents at a price per share of Common Stock or underlying Common Stock, as the case may be, less than the Conversion Price then in effect.

         12. Modification by Holders; Waiver. Subject to any restrictions then applicable under the Loan Agreement or the Subordination Agreement, the Company may, with the written consent of the holders of not less than 50% in principal amount of the Notes then outstanding, modify the terms and provisions of the Notes or the rights of the holders of the Notes or the obligations of the Company thereunder, and the observance by the Company of any term or provision of the Notes may be waived with the written consent of the holders of not less than [50]% in principal amount of the Notes then outstanding; provided, however, that, without the consent of all holders of the Notes, no such modification or waiver shall:

                  (a) change the maturity of any Note or reduce the principal amount thereof or reduce the rate or extend the time of payment of interest thereon without the consent of the holder of each Note so affected; or

                  (b) give any Note any preference over any other Note; or

                  (c) reduce the percentage of Notes, the consent of the holders of which is required for any such modification.

         Any such modification or waiver shall apply equally to all the holders of the Notes and shall be binding upon them, upon each future holder of any Note and upon the Company, whether or not such Note shall have been marked to indicate such modification or waiver, but any Note issued thereafter shall bear a notation referring to any such modification or waiver. Promptly after obtaining the written consent of the holders as herein provided, the Company shall transmit a copy of such modification or waiver to all the holders of the Notes at the time outstanding.

         13. Events of Default. If any one or more of the following events, herein called "Events of Default", shall occur, for any reason whatsoever, and whether such occurrence shall, on the part of the Company or any subsidiary, be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of a court of competent jurisdiction or any order, rule or regulation of any administrative or other governmental authority, and such Event of Default shall be continuing:

                  (a) default shall be made in the payment of the principal of any Note when and as the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise; or

                  (b) default shall be made in the payment of any installment of interest on any Note according to its terms when and as the same shall become due and payable and such default shall continue for a period of five (5) Business Days; or

                  (c) default shall be made in the due observance or performance of any covenant, condition or agreement on the part of the Company to be observed or performed pursuant to Sections 11(k), 11(l) and 11(s) and, in the case of Sections 11(k) and 11(l), any such default shall continue for 30 days; or

                  (d) default shall be made in the due observance or performance of any other covenant, condition or agreement on the part of the Company to be observed or performed pursuant to the terms hereof or of the Purchase Agreement and any such default shall continue for 30 days after written notice thereof, specifying such default and requesting that the same be remedied, shall have been given to the Company by the holder or holders of at least 25% of the principal amount of the Notes then outstanding (the Company to give forthwith to all other holders of Notes at the time outstanding written notice of the receipt of such notice specifying the default referred to therein); or

                  (e) any representation or warranty made by the Company herein or in the Purchase Agreement (taken singly or together with other representations and warranties made by the Company herein or therein) shall prove to have been false or incorrect in any material respect on the date on or as of which made; or

                  (f) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Company or any subsidiary of the Company in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar laws, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or any such subsidiary or for any substantial part of any of their property, or ordering the winding-up or liquidation of any of their affairs and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (g) the commencement by the Company or any subsidiary of the Company of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar laws, or the consent by any of them to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or any such subsidiary for any substantial part of their property, or the making by any of them of any assignment for the benefit of creditors, or the failure of the Company or any such subsidiary generally to pay its debts as such debts become due, or the taking of corporate action by the Company or any such subsidiary in furtherance of or which might reasonably be expected to result in any of the foregoing; or

                  (h) default as defined in any instrument evidencing or under which the Company or any subsidiary has outstanding at the time any Indebtedness for money borrowed in excess of $100,000 in aggregate principal amount shall occur and as a result thereof the maturity of any such indebtedness shall have been accelerated so that the same shall have become due and payable prior to the date on which the same would otherwise have become due and payable and such acceleration shall not have been rescinded or annulled within 30 days; or

                  (i) final judgment for the payment of money in excess of an amount equal to the sum of $100,000 and the proceeds of insurance or other third party indemnification payments actually collected by the Company shall be rendered against the Company or a subsidiary of the Company and the same shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed;

then, subject to any restrictions then applicable under the Loan Agreement or the Subordination Agreement, the holder or holders of a least 50% in aggregate principal amount of the Notes at the time outstanding may, at its or their option, by notice to the Company, declare all the Notes to be, and all the Notes shall thereupon be and become, forthwith due and payable together with interest accrued thereon without presentment, demand, protest or further notice of any kind, all of which are expressly waived to the extent permitted by law.

         At any time after any declaration of acceleration as to all of the Notes has been made as provided in this Section 13, the holders of at least 50% in principal amount of the Notes then outstanding may, by notice to the Company, rescind such declaration and its consequences, if (i) the Company has paid all overdue installments of interest on the Notes and all principal that has become due otherwise than by such declaration of acceleration and (ii) all other defaults and Events of Default (other than nonpayments of principal and interest that have become due solely by reason of acceleration) shall have been remedied or cured or shall have been waived pursuant to this paragraph; provided, however, that no such rescission shall extend to or affect any subsequent default or Event of Default or impair any right consequent thereon.

         14. Suits for Enforcement. In case any one or more of the Events of Default specified in Section 13 of this Note shall occur and be continuing, the holder of this Note may proceed to protect and enforce its rights by suit in equity, action at law and/or by other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or may proceed to enforce the payment of this Note or to enforce any other legal or equitable right of the holder of this Note.

         In case of any default under any Note, the Company will pay to the holder thereof such amounts as shall be sufficient to cover the reasonable costs and expenses of such holder due to said default, including, without limitation, collection costs and reasonable attorneys' fees, to the extent actually incurred.

         15. Remedies Cumulative. No remedy herein conferred upon the holder of this Note is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

         16. Remedies Not Waived. No course of dealing between the Company and the holder of this Note or any delay on the part of the holder hereof in exercising any rights hereunder shall operate as a waiver of any right of any holder of this Note.

         17. Subordination. Anything in this Note to the contrary notwithstanding, the obligation of the Company to pay the principal of and interest on this Note and to discharge all of its other obligations hereunder, shall be subordinate and junior in right of payment to the prior payment in full of the obligations of the Company under the Loan Agreement, to the extent set forth in the Subordination Agreement.

         18. Certain Definitions. As used herein, the following words shall have the following meanings:

                  "Contingent Obligation": as to any person, any obligation, contingent or otherwise, of such person directly or indirectly guaranteeing any Indebtedness or other obligation of any other person and, without limiting the generality of the foregoing, any obligation
         (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation; or (ii) arising under any performance or surety bond, or other obligation assuring in any manner the obligee of such Indebtedness or other obligation of the payment or performance thereof or to protect such other person against loss in respect thereof (in whole or in part). The amount of any Contingent Obligation of any person shall be deemed to be the maximum amount for which such person may be liable pursuant to the terms of the instrument embodying such Contingent Obligation, unless the maximum amount for which such guaranteeing person may be liable is not stated or determinable, in which case the amount of such Contingent Obligation shall be such person's maximum reasonably anticipated liability in respect thereof.

                  "EBITDA": for any fiscal period of the Company and its subsidiaries, the consolidated net income (or loss) after taxes (to the extent deducted) of the Company and its consolidated subsidiaries, for continuing operations for such fiscal period (excluding any after-tax extraordinary gains or losses (to the extent added or deducted)) (a) plus, to the extent deducted in arriving at such net income (or loss) (i) total interest expense, (ii) income tax expense and (iii) depreciation and amortization and (b) plus or minus any other non-cash charges or gains which have been deducted or added in calculating such net income after taxes, in each case with respect to the Company and its consolidated subsidiaries for such fiscal period, calculated in accordance with generally accepted accounting principles consistently applied.

                  "Total Funded Debt": at any date of determination (a) all outstanding obligations of the Company and its subsidiaries under (i) the Loan Agreement, (ii) the Seller Notes and (iii) the Purchase Agreement and the Notes, plus (b) any other Indebtedness for borrowed money of the Company and its subsidiaries.

                  "Lien": any mortgage, pledge, hypothecation, assignment, encumbrance, lien, security agreement or security interest of any kind or nature whatsoever, or any other arrangement having substantially the same economic effect as any of the foregoing.

                  "Indebtedness": as to any person at any date, (a) all indebtedness of such person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such person under capitalized lease obligations, (d) all obligations of such person in respect of acceptances issued or created for the account of such person or in respect of unreimbursed drawings under letters of credit issued for the account of such person, (e) all liabilities secured by any Lien on any property owned by such person even though such person has not assumed or otherwise become liable for the payment thereof and (e) all Contingent Obligations of such person.

         19.   Covenants  Bind  Successors  and  Assigns.   All  the  covenants,
stipulations, promises and agreements in this Note contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

         20. Governing Law. This Note shall be governed and construed in accordance with the laws of the State of Delaware.

         21. Headings. The headings of the Sections and paragraphs of this Note are inserted for convenience only and do not constitute a part of this Note.

         IN WITNESS WHEREOF, ACCOM INC. has caused this Note to be signed in its corporate name by one of its officers thereunto duly authorized and to be dated as of the day and year first above written.


                                              ACCOM, INC.

                                              By _______________________________
                                                 Name:
                                                 Title:

                                                               EXHIBIT B TO NOTE
                                                              PURCHASE AGREEMENT


                            INVESTOR RIGHTS AGREEMENT

         This Investor Rights Agreement (this "Agreement") is made and entered into as of March ___, 1999 by and among Accom, Inc., a Delaware corporation (the "Company"), and those investors listed on Schedule I hereto (each, an "Investor" and collectively, the "Investors").


                                    RECITALS

         A. The Investors have agreed to acquire from the Company, and the Company has agreed to issue to the Investors, an aggregate $3,500,000 principal amount of 6% Senior Subordinated Convertible Notes (the "Notes") on the terms and conditions set forth in the Note Purchase Agreement dated as the date hereof by and between the Company and the Investors (the "Note Purchase Agreement").

         B. The Notes may be converted into shares (the "Conversion Shares") of the Company's Common Stock pursuant to the terms and conditions of the Note, which Conversion Shares, as of the date hereof, are listed on Schedule I hereto.

         C. As a condition to the issuance of the Notes, the Investors have agreed to certain restrictions related to the ownership of stock of the Company.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1. Acquisition of Additional Shares, Voting, Transfer and Other Restrictions.

         1.1 Certain Definitions. All capitalized terms used but not defined in this Agreement shall have the meaning as defined for such term in the Note Purchase Agreement. In addition, as used in this Agreement, the following terms shall have the following respective meanings:

                  "Affiliate" of any Person, means (i) any other Person controlling, controlled by or under common control with such Person, (ii) any director or executive officer of such Person or of any Affiliate of such Person and (iii) any immediate family member of any director or executive officer of such Person or any director or executive officer of any Affiliate of such Person.

                  "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

                  "Common Stock" means the Company's common stock, $0.001 par value.

                  "Company   Securities"  mean  any  convertible  note,  option,
warrant, other right to acquire Voting Securities or other capital stock of the Company.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

                  "Person" means any natural person, corporation, partnership, limited liability company, firm, association, trust, "group" within the meaning of Section 13(d)(3) of the Exchange Act, government, governmental agency, or other legal entity, whether acting in an individual, fiduciary or other capacity.

                  "Permitted Transferee" means, with respect to each Person bound by the terms of this Agreement, (i) in respect of each Investor, any descendant, Affiliate or associate (as such term is defined in Rule 405 of the Securities Act) of such Investor or any other Permitted Transferee of such Affiliate; (ii) the Company; (iii) in the event of the dissolution, liquidation or winding up of any such Person that is a corporation or a partnership, the partners of a partnership that is such Person, the stockholder of a corporation that is such Person or a successor partnership all of the partners of which or a successor corporation all of the stockholder of which are the Persons who were the partners of such partnership or the stockholder of such corporation immediately prior to the dissolution, liquidation or winding up of such Person;
(iv) a transferee by testamentary or intestate disposition; (v) a transferee by inter vivos transfer to the transferring Person's spouse, children and/or other lineal descendants; (vi) a trust transferee by inter vivos transfer, the beneficiaries of which are the transferring Person, spouse, children and/or other lineal descendants; (vii) a successor nominee or trustee for the beneficial owner of the shares for which such Person acts as nominee or trustee, as the case may be, or (viii) a Person who acquires all or substantially all of the stock or assets of such Person; provided, however, that any such Permitted Transferee shall have agreed in writing in form and substance satisfactory to the Company to be bound by, and hold the Registrable Securities acquired by it subject to, the terms of this Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, as the same shall be in effect at the time.

                  "Transfer" means any sale, transfer, pledge, encumbrance or other disposition.

         1.2 Acquisition of Additional Shares.

                  (a) American Bankers covenants and agrees with the Company that, for so long as Junaid Sheikh is the Chief Executive Officer of the Company, such Investor will not, and will not permit any of its Affiliates, in either case without the prior written consent of the Company, to acquire Beneficial Ownership of any Company Securities other than the Conversion Shares; provided, however, that any such acquisition of Beneficial Ownership of Company Securities made on behalf of American Bankers or one of its Affiliates by a money manager or similar person authorized to invest and reinvest assets on behalf of American Bankers or such Affiliate on a discretionary basis shall not be deemed to be a violation of this Section 1.2(a), provided that neither American Bankers nor one of its Affiliates directs such money manager or similar person to make such acquisition.

                  (b) If at any time, as the result of any transaction or circumstances, American Bankers or any of its Affiliates shall acquire Beneficial Ownership of any Company Securities in violation of Section 1.2(a) above, then American Bankers shall promptly take, or cause its Affiliates to promptly take, such action as may be necessary or appropriate to divest such Beneficial Ownership of Company Securities.

         1.3 Restrictions on Transfer. Each Investor covenants and agrees with the Company that:

                  (a) until December 10, 1999, such Investor will not Transfer any Conversion Shares to any Person other than a Permitted Transferee without the prior written consent of the Company, which consent shall not be unreasonably withheld (it being understood that withholding consent to such a Transfer to a bank, an insurance company, an investment company or other financial investor engaged primarily in the business of investing, reinvesting or trading in securities shall, without limitation, be deemed not to have been reasonable, and that withholding consent to such a Transfer to a competitor of the Company that is an operating entity shall, without limitation, be deemed to have been reasonable), except through:

                           (i) a  Transfer  through  a  bona  fide  underwritten
public offering registered under the Securities Act effected in accordance with the provisions of Section 2 hereof, with an underwriter or underwriters and pursuant to procedures reasonably acceptable to the Company, intended to achieve a broad public distribution of the Conversion Shares covered thereby; or

                           (ii)  Transfers in normal and  customary  open-market
transactions on a national securities exchange, the Nasdaq National Market or an over-the counter market, provided that the total number of Conversion Shares transferred by all Investors in any one-week period shall not exceed the greater of (a) one percent (1%) of the outstanding shares of the Common Stock or (b) the average weekly trading volume for Common Stock for the four weeks immediately preceding the week in which the relevant Transfer occurs.

                  (b) after December 10, 1999, such Investor will not Transfer any Conversion Shares without the prior written consent of the Company, which consent shall not be unreasonably withheld (it being understood that withholding consent to such a Transfer to a bank, an insurance company, an investment company or other financial investor engaged primarily in the business of investing, reinvesting or trading in securities shall, without limitation, be deemed not to have been reasonable, and that withholding consent to such a Transfer to a competitor of the Company that is an operating entity shall, without limitation, be deemed to have been reasonable), except through:

                           (i) a  Transfer  through  a  bona  fide  underwritten
public offering registered under the Securities Act effected in accordance with the provisions of Section 2 hereof, with an underwriter or underwriters and pursuant to procedures reasonably acceptable to the Company, intended to achieve a broad public distribution of the Conversion Shares covered thereby;

                           (ii)  Transfers in normal and  customary  open-market
transactions on a national securities exchange, the Nasdaq National Market or an over-the counter market, provided that the total number of Conversion Shares transferred by all Investors in any one-week period shall not exceed the greater of (a) one percent (1%) of the outstanding shares of the Common Stock or (b) the average weekly trading volume for Common Stock for the four weeks immediately preceding the week in which the relevant Transfer occurs;

                           (iii) a Transfer of all or  substantially  all of the
Conversion Shares held by such Investor in a transaction involving the opportunity for all holders of Company Securities (including any Investor) to dispose of all or a proportionate part of such Company Securities for the same consideration as, and on terms and conditions not materially less favorable than those available to such Investor; or

                           (iv) a  Transfer  by  such  Investor  to a  Permitted
Transferee of such Investor.

                  (c) in connection with any Transfer under this Section 1.3 that is not pursuant to a transaction described in subsections 1.3(a)(i),
(a)(ii), (b)(i), (b)(ii) or (b)(iii), the transferee of the Conversion Shares shall agree to be bound by the provisions of this Section 1.3.

2. Registration Rights.

         2.1 Definitions. For purposes of this Section 2:

                  (a) Registration. The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement

                  (b) Registrable Securities. The term "Registrable Securities" means (i) the Conversion Shares and (ii) any Common Stock or other shares of capital stock of the Company issued by way of stock dividend or stock split or other distribution, recapitalization or reclassification with respect to, or in exchange for, or in replacement of, any Registrable Securities. Notwithstanding the foregoing, "Registrable Securities" shall exclude any Registrable Securities sold by a person in a transaction in which rights under this Section 2 are not assigned in accordance with this Agreement or any Registrable Securities sold in a public offering, whether sold pursuant to Rule 144 promulgated under the Securities Act, or in a registered offering, or otherwise.

                  (c) Registrable Securities Then Outstanding. The number of shares of "Registrable Securities then outstanding" shall mean the number of shares of Common Stock of the Company that are Registrable Securities and are then issued and outstanding.

                  (d) Holder. For purposes of this Section 2, the term "Holder" means any person owning of record Registrable Securities that have not been sold to the public or pursuant to Rule 144 promulgated under the Securities Act or any permitted assignee of record of such Registrable Securities to whom rights under this Section 2 have been duly assigned in accordance with this Agreement.

                  (e) SEC. The term "SEC" or "Commission" means the U.S. Securities and Exchange Commission.

         2.2 Demand Registration.

                  (a) Request by Holders. If the Company shall at any time after December 10, 1999 receive a written request from the Holders of at least fifty percent (50%) of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities pursuant to this Section 2.2, then the Company shall, within fifteen (15) business days of the receipt of such written request, give written notice of such request ("Request Notice") to all Holders, and effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that Holders request to be registered and included in such registration by written notice given such Holders to the Company within fifteen (15) days after receipt of the Request Notice, subject only to the limitations of this Section 2.2; provided, that the Registrable Securities requested by all Holders to be registered pursuant to such request must be at least fifty percent (50%) of all Registrable Securities held by the requesting Holders; and provided further that the Company shall not be obligated to effect any such registration if the Company has, within the six (6) month period preceding the date of such request, already effected a registration under the Securities Act pursuant to this Section 2.2, or in which the Holders had an opportunity to participate pursuant to the provisions of Section 2.3 if at least fifty percent (50%) of the number of Registrable Securities as to which registration was requested by the Holders were registered therein.

                  (b) Underwriting.  If the Holders  initiating the registration request under this Section 2.2 ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, then they shall so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company shall include such information in the written notice referred to in subsection 2.2(a). In addition, the right of any Holder to include his, her or its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters  selected  for such  underwriting  by the  Company  and  reasonably acceptable to a majority of the Holders participating in such offering. Such underwriting agreement shall include a market stand-off agreement of up to 180 days if required by such underwriter. Notwithstanding any other provision of this Section 2.2, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of Registrable Securities to be underwritten then the Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter and allocated among the Holders of Registrable Securities and the other holders of Common Stock with registration rights who have requested shares of Common  Stock held by them to be included in such  registration,  on a
pro  rata  basis  according  to  the  number  of  Registrable   Securities  then
outstanding held by each Holder requesting registration (including the initiating Holders) and by the other holders of registration rights who have requested shares to be included in such registration. If any such exclusion causes less than fifty percent (50%) of the number of shares of Registrable Securities as to which registration was requested by the Holders to be registered, such registration may be withdrawn at the request of a majority of the Holders of Registrable Securities to be included in such offering and, if so withdrawn within ten (10) days after such Holders are notified of such exclusion, such registration shall not constitute a request for registration under Section 2.2(e). Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.

                  (c) Maximum Number of Demand Registrations. The Company shall be obligated to effect only two (2) registrations pursuant to this Section 2.2. Notwithstanding anything to the contrary contained herein, the obligation of the Company under this Section 2 shall be deemed satisfied only when a registration statement covering all Registrable Securities specified in written requests received as aforesaid, for sale in accordance with the method of disposition specified by the requesting Holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

                  (d) Deferral. Notwithstanding the foregoing, if the Company shall furnish to Holders requesting the filing of a registration statement pursuant to this Section 2.2, a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board, it would be materially detrimental to the Company for such registration statement to be filed, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

                  (e) Expenses. All expenses incurred in connection with any registration pursuant to this Section 2.2, including without limitation all federal and state securities and "blue sky" registration fees, filing and qualification fees, printer's and accounting fees, and fees and disbursements of counsel for the Company (but excluding underwriters' discounts and commissions relating to shares sold by the Holders and legal fees of counsel for any of the Holders), shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 2.2 shall bear such Holder's proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts, commissions or other amounts payable to underwriters or brokers. In addition, each Holder shall bear such Holders' legal fees, in connection with such offering by the Holders. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered, unless the Holders of a majority of the Registrable Securities to be registered pursuant to such request agree that such registration constitutes the use by the Holders of one
(1)  demand
registration pursuant to this Section 2.2 (in which case such registration shall also constitute the use by all Holders of Registrable Securities of one (l) such demand registration); provided, further, however, that if such withdrawal results from the reduction of the number of Registrable Securities included in the underwriting below fifty percent (50%) of the number of shares of Registrable Securities requested to be registered, as contemplated by Section 2.2(b), or if at the time of such withdrawal, such Holders have learned of a material adverse change in the condition, business, or prospects of the Company not known to the Holders at the time of their request for such registration and have withdrawn their request for registration with reasonable promptness after learning of such material adverse change, then, in each such case, the Holders shall not be required to pay any of such expenses and such registration shall not constitute the use of a demand registration pursuant to this Section 2.2.

         2.3 Piggyback Registrations.

                  (a) The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any registration under Section 2.2 of this Agreement, to any employee benefit plan, to any corporate reorganization or to a sale solely in connection with a Rule 145 transaction or a registration statement which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall within fifteen (15) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                  (b) Underwriting. If a registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder's Registrable Securities to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected by the Company for such underwriting (including a market stand-off agreement of up to 180 days if required by such underwriters) on terms no less favorable to such Holders than available to the Company if the Company is participating in such underwriting. Notwithstanding any other provision of this

Agreement, if the managing underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriters may exclude shares from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first to the Company, and second, to each of the Holders requesting inclusion of their Registrable Securities in such registration statement and each of the other holders of Common Stock with similar registration rights, if any, on a pro rata basis based on the total number of Registrable Securities then held by each such Holder and Common Stock of any other holder participating in such registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder that is a partnership, the Holder and the partners and retired partners of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons, and for any Holder that is a corporation, the Holder and all corporations that are affiliates of such Holder shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

                  (c) Expenses. All expenses incurred in connection with any registration pursuant to this Section 2.3, including without limitation all federal and state securities and "blue sky" registration fees, filing and qualification fees, printer's and accounting fees, and fees and disbursements of counsel for the Company (but excluding underwriters' discounts and commissions relating to shares sold by the Holders and legal fees of counsel for any of the Holders), shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 2.3 shall bear such Holder's proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts, commissions or other amounts payable to underwriters or brokers. In addition, each Holder shall bear such Holders' legal fees, in connection with such offering by the Holders.

                  (d) Not Demand  Registration.  Registration  pursuant  to this
Section  2.3 shall not be deemed to be a demand  registration  as  described  in
Section 2.2 above. Except as otherwise provided herein, there shall be no limit on the number of times the Holders may request registration of Registrable Securities under this Section 2.3.

         2.4 Form S-3 Registration. In case the Company shall receive from the Holders of at least fifty percent (50%) of the Registrable Securities a written request that the Company effect a registration on Form S-3 (or any comparable successor form or forms) and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holders, the Company shall effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of Registrable Securities of such Holders as are specified in such request, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2.4:

                  (a) if Form S-3 is not available for such offering;

                  (b) if the Company has already effected two registrations pursuant to this Section 2.4;

                  (c) if such Holders propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000;

                  (d) if the Company shall furnish to such Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board, it would be materially detrimental to the Company for such registration statement to be filed, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period; or

                  (e) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance (except for California and New York).

Registrations effected pursuant to this Section 2.4 shall not be counted as requests for registration effected pursuant to Section 2.2.

         2.5 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under this Agreement the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, provided, however, that the Company shall not be required to keep any such registration statement effective for more than one hundred twenty (120) days. Prior to filing a registration statement or prospectus relating to the sale of Registrable Securities, or any amendments or supplements thereto, the Company will furnish to counsel representing the Holders of the Registrable Securities covered by such registration statement copies of all documents proposed to be filed, which documents will be subject to the review of such counsel within ten (10) business days after receipt thereof.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to keep such registration statement effective during the distribution period and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC thereunder with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Holders such number of copies of such registration statement, and of each amendment and supplement thereto, such
prospectus,   including  a
preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

                  (d) Use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of each of the 50 states of the United States (or such jurisdictions as each seller shall reasonably request), or obtain appropriate exemptions therefrom, and keep such state securities/"blue sky" registrations effective, or keep the appropriate exemption therefrom effective, during the effective period of such registration statement, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller in accordance with their intended method of distribution thereof, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this case (d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction (except for California and New York). Notwithstanding the foregoing, if the Registrable Securities are not listed for trading on the New York Stock Exchange, Nasdaq National Market or any other equivalent United States stock market or exchange at the time the Company is required to effect the registration of any Registrable Securities pursuant hereto, then the Company's obligations under this Section 2.5(d) shall be limited to the states of California and New York.

                  (e) Notify promptly each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (b) of this Section 2.5, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact in light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (f) Otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the registration statement, if required, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

                  (g) (i) Use reasonable efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then listed, if any, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange and desired by the Company; and (ii) use reasonable efforts to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than when such distribution so requires an agent or registrar, if any;

                  (h) To the extent permitted by the rules of the AICPA, if requested by the underwriters in any underwritten offering, use reasonable efforts to obtain for such underwriters a "cold comfort" letter or letters from the Company's independent public accountants in customary form;

                  (i)  Make  available  for  inspection  by any  seller  of such
Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (j) Notify the Holders of Registrable Securities included in such registration statement promptly (i) when the registration statement, or any post-effective amendment to the amendment prospectus shall have been filed, (ii) of the receipt of any comments from the SEC and (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

                  (k) If requested by the managing underwriter or agent or any Holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such Holder reasonably requests to be included therein, including, without limitation, the number of Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

                  (l) Cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such Holders may request;

                  (m)  Obtain  for  delivery  to  the  Holders  of   Registrable
Securities being registered and to the underwriter or agent an opinion or opinions of counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such Holders, underwriters or agents and their counsel; and

                  (n) Cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD.

         2.6 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.2 or 2.3 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the Registration of their Registrable Securities.

         2.7 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2 or 2.3:

                  (a) By the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors and Affiliates of each Holder, any underwriter (as determined in the Securities Act) for such Holder and each person, if any, who controls, is under common control or is controlled by such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the "1934 Act"), against any and all losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof whether or not such identified party is a party thereto) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

                           (i) any untrue  statement or alleged untrue statement
                  of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                           (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, or

                           (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, partner, officer, director or Affiliate thereof, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration through an instrument or document provided by such Holder, partner, officer, director, underwriter or controlling person of such Holder specifically stating that it is for use in preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any indemnified party and shall survive the transfer of such securities by such seller.

                  (b) By Selling Holders. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its Affiliates, each of its officers who have signed the registration statement, each person, if any, who controls or is under common control or controlled by the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the 1934 Act, against any and all losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto whether or not such identified party is a party thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder specifically stating that it is for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, Affiliate, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action: provided, however, that the indemnity agreement contained in this Section 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided, further, that the total amounts payable in indemnity by a Holder under this Section 2.7(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises; provided further, however, that such Holder shall not be obligated to provide such indemnity to the extent that such losses, claims or liabilities result from the failure of the Company to promptly amend or take action to correct or supplement any such registration statement or prospectus on the basis of corrected or supplemental information furnished in writing to the Company by such Holder expressly for such purpose. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any indemnified party.

                  (c) Notice. Promptly after receipt by an indemnified party under this Section 2.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of liability to the indemnified party under this Section 2.7 to the extent the indemnifying party is prejudiced as a result thereof, but the omission so to deliver written notice to the indemnified party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.7.

                  (d) Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was timely furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act, if the indemnified party in such circumstance was required by the Securities Act to furnish the Final Prospectus to such person.

                  (e) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this
Section 2.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any Holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.7; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Holders are responsible for the remaining portion; provided, however, that, in any such case: (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         2.8 Termination of the Company's Obligations. The Company shall have no obligations pursuant to Sections 2.2 or 2.3 with respect to any Registrable Securities proposed to be sold by a Holder in a registration pursuant to Sections 2.2 or 2.3 if, in the opinion of counsel to the Company reasonably satisfactory to the Holders of at least fifty percent (50%) of the Registrable Securities proposed to be sold in the registration (it being acknowledged by the Investors that Gibson, Dunn & Crutcher LLP is satisfactory counsel for this purpose), all such Registrable Securities proposed to be sold by a Holder may then be sold under Rule 144 in any three month period without exceeding the volume limitations thereunder.

         2.9 Rule 144 and Rule 144A. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the 1934 Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available such information), and it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 and Rule 144A under the Securities Act, as such rules may be amended from time to time or
(ii) any similar rule or regulation hereafter adopted by the SEC.

3. Miscellaneous Provisions

         3.1 Construction. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.

         3.2 Notices.

         All notices, requests, demands and other communications called for or contemplated hereunder shall be in writing and shall be deemed to have been duly given when delivered to the party to whom addressed or when sent by telecopy (as indicated by a telecopy confirmation and if promptly confirmed by registered or certified mail, return receipt requested, prepaid and addressed) to the parties, their successors in interest, or their assignees at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid::

                  If to the Company:      Accom, Inc.
                                          1490 O'Brien Drive
                                          Menlo Park, CA 94025
                                          Attn: President
                                          Fax: 650-327-2511

                  With copies to:         Gibson, Dunn & Crutcher LLP
                                          1530 Page Mill Road
                                          Palo Alto, CA 94304
                                          Attn:  Gregory T. Davidson
                                          Fax: 650-849-5333

                  If to any Investor,  to the address or fax number set forth in
Schedule I hereto;

                  With copies to:         Reboul, MacMurray, Hewitt, Maynard &
                                          Kristol
                                          45 Rockefeller Plaza
                                          New York, New York 10111
                                          Attn:  John C. MacMurray, Esq.
                                          Fax: 212-841-5725


         3.3 Assignment. The rights, remedies, obligations and liabilities under Sections 2 and 3 of this Agreement may be assigned in connection with the Transfer of any Conversion Shares permitted hereby or pursuant hereto, provided that the transferee shall be bound by all of the terms of Sections 2 and 3. This Agreement also may be assigned by any party to any other party acquiring all or substantially all of the stock or assets of such assigning party. Nothing contained herein, express or implied, is intended to confer upon any person or entity other than the parties hereto and their successors in interest and permitted assignees any rights or remedies under or by reason of this Agreement unless so stated herein to the contrary.

         3.4 Amendments and Waivers. This Agreement and all exhibits may be modified only by a written instrument duly executed by the Company and those Investors holding a majority in interest of the Conversion Shares (assuming conversion of all of the Notes). No condition to any party's obligations and no breach of any covenant, agreement, warranty or representation shall be deemed waived unless expressly waived in writing by the party whose obligations are subject to such condition or who might assert such breach. No waiver of any right hereunder shall operate as a waiver of any other right or of the same or a similar right on another occasion.

         3.5 Survival. The covenants, agreements, warranties and representations
entered  into  or  made  pursuant  to  this   Agreement,   irrespective  of  any
investigation made by or on behalf of any party, shall be continuing.

         3.6 Remedies. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy. Each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder now or hereafter existing at law or in equity or by statute or otherwise, and the election by a party of one or more remedies shall not constitute a waiver of the party's right to pursue any other available remedies.

         3.7 Attorneys' Fees. In the event that any action or proceeding, including arbitration, is commenced by any party hereto for the purpose of enforcing any provision of this Agreement, the parties to such action, proceeding or arbitration may receive as part of any award, judgment, decision or other resolution of such action, proceeding or arbitration their costs and reasonable attorneys' fees as determined by the person or body making such award, judgment, decision or resolution. Should any claim hereunder be settled short of the commencement of any such action or proceeding, including arbitration, the parties in such settlement shall be entitled to include as part of the damages alleged to have been incurred reasonable costs of attorneys or other professionals in investigation or counseling on such claim.

         3.8 Binding Nature of Agreement. The Agreement includes each of the exhibits which are referred to herein or attached hereto, all of which are incorporated by reference herein. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective executors, heirs, legal representatives, successors and assigns.

         3.9 Entire Agreement. This Agreement contains the entire understanding of the parties, and supersedes all prior agreements and understandings, relating to the subject matter hereof.

         3.10 Severability. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

         3.11 Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         3.12 Section Headings. The headings of each Section, subsection or other subdivision of this Agreement are for reference only and shall not limit or control the meaning thereof.


            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the Company and the Investors have executed this Investor Rights Agreement as of the day and year first above written.


                                          ACCOM, INC.

                                          By:___________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the Company and the Investors have executed this Investor Rights Agreement as of the day and year first above written.


                                          AMERICAN BANKERS INSURANCE GROUP, INC.

                                          By:___________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the Company and the Investors have executed this Investor Rights Agreement as of the day and year first above written.


                                          INVESTOR:

                                          ______________________________________
                                                      Alan Liebman

         IN WITNESS WHEREOF, the Company and the Investors have executed this Investor Rights Agreement as of the day and year first above written.


                                          INVESTOR:

                                          ______________________________________
                                                      Paul Higbee

         IN WITNESS WHEREOF, the Company and the Investors have executed this Investor Rights Agreement as of the day and year first above written.


                                          INVESTOR:

                                          ______________________________________
                                                    Scott Howard

         IN WITNESS WHEREOF, the Company and the Investors have executed this Investor Rights Agreement as of the day and year first above written.


                                          INVESTOR:

                                          ______________________________________
                                                   Eugene Matalene

         IN WITNESS WHEREOF, the Company and the Investors have executed this Investor Rights Agreement as of the day and year first above written.


                                          INVESTOR:

                                          ______________________________________
                                                     Robert Pangia

                                   SCHEDULE I
                          TO INVESTOR RIGHTS AGREEMENT


                                                                  Number of
           Name and Address                                   Conversion Shares
---------------------------------------                       -----------------
American Bankers Insurance Group, Inc.                            2,307,692

         11222 Quail Roost Drive
         Miami, Florida 33157


Paul Higbee                                                        76,923

         175 Elmsley Court
         Ridgewood, NJ 07450


Scott Howard                                                       76,923

         c/o Concorde Holdings
         50 East 42nd Street, Suite 2106
         New York, NY 10017


Alan Liebman                                                       76,923

         300 West End Avenue
         New York, NY 10023


Eugene Matalene                                                    76,923

         19 North Drive
         Plandome, NY 11030


Robert Pangia                                                      76,923

         31 Hyde Circle
         Watchung, NJ 07060


Total                                                             ---------
                                                                  2,692,307

                                                               EXHIBIT C TO NOTE
                                                              PURCHASE AGREEMENT


                  AMENDED AND RESTATED SUBORDINATION AGREEMENT

         WHEREAS, ACCOM, INC. ("Borrower"), is indebted to SCITEX DIGITAL VIDEO, INC. ("Seller"), as evidenced by one or more notes, debentures, security agreements and other documents evidencing the Junior Debt (as defined below) (the "Junior Debt Instruments"), and will or may from time to time hereafter be otherwise indebted to the Seller in various sums;

         WHEREAS, pursuant to a Subordination Agreement, dated as of December 10, 1998 (the "Original Subordination Agreement"), among the Borrower, the Seller and LaSalle Business Credit, Inc. ("LaSalle"), in order to induce LaSalle to extend and/or continue the extension of credit to Borrower from time to time as LaSalle in its sole discretion should determine, the Seller agreed that the "Junior Debt" should be subordinated to the "Senior Debt" (as each such term is defined in the Original Subordination Agreement) in the manner set forth therein;

         WHEREAS, the Seller is also desirous of having American Bankers Insurance Group, Inc. ("ABIG") and certain other persons named as Purchasers in a Note Purchase Agreement, dated as of the date hereof (the "Note Purchase Agreement"), among the Borrower, ABIG and such other Purchasers (collectively, the "ABIG Purchasers" and, together with LaSalle, the "Senior Creditors") purchase an aggregate $3,500,000 principal amount of Senior Subordinated Notes (the "Senior Subordinated Notes") of the Borrower, and the ABIG Purchasers have agreed to purchase the Senior Subordinated Notes subject to the condition that the "Junior Debt" (as defined below) is subordinated to the "Senior Subordinated Debt" (as defined below);

         WHEREAS, the extension and/or continued extension of credit, as aforesaid, by LaSalle is necessary or desirable to the conduct and operation of the business of Borrower, and will inure to the personal and financial benefit of the Seller;

         WHEREAS, the sale of the Senior Subordinated Notes by the Borrower to the ABIG Purchasers is necessary or desirable to the conduct and operation of the business of Borrower, and will inure to the personal and financial benefit of the Seller; and

         WHEREAS, in consideration of the purchase of the Senior Subordinated Notes by the ABIG Purchasers, LaSalle has consented to the issuance of the Senior Subordinated Notes as required by and in accordance with the Loan and Security Agreement between Borrower and LaSalle dated as of December 10, 1998 (as it may be amended, restated, renewed and/or replaced, the "Loan Agreement"), and LaSalle, the ABIG Purchasers and the Borrower have entered into an Intercreditor Agreement, dated as of the date hereof, governing the relative rights of LaSalle and the ABIG Purchasers; and

         WHEREAS, the Seller, LaSalle and the Borrower desire to amend and restate in its entirety the Original Subordination Agreement in order to add the ABIG Purchasers as parties thereto, to confirm the subordination of the Junior Debt to the "Senior LaSalle Debt" (as defined below), to subordinate the Junior Debt to the Senior Subordinated Debt and to make such other changes to the Original Subordination Agreement as the parties hereto shall determine is necessary and desirable, all in the manner hereinafter set forth;

         NOW, THEREFORE, in consideration of (i) the extension and/or continued extension of credit by LaSalle to Borrower, as LaSalle may, in its sole discretion, determine, (ii) the purchase of the Senior Subordinated Notes by the ABIG Purchasers, and for other good and valuable consideration to the Seller, the receipt and sufficiency of which is hereby acknowledged, the parties hereto mutually agree as follows:

         a. Seller hereby subordinates the indebtedness evidenced by the Junior Debt Instruments, as well as any and all other indebtedness now or at any time or times hereafter owing by Borrower, or any successor or assign of Borrower, including without limitation, a receiver, trustee or debtor-in-possession (the term "Borrower" as used hereinafter shall include any such successor or assign) to the Seller, whether such indebtedness is absolute or contingent, direct or indirect and howsoever evidenced, including without limitation all interest thereon (collectively, the "Junior Debt") to the prior payment in full of:

         (i) any and all indebtedness now or at any time or times hereafter owing by Borrower to LaSalle (whether absolute or contingent, direct or indirect and howsoever evidenced including, without limitation, all interest thereon) and all other demands, claims, liabilities or causes of action for which Borrower may now or at any time or times hereafter in any way be liable to LaSalle, whether under any agreement, instrument or document executed and delivered or made by Borrower to LaSalle or otherwise (collectively, the "Senior LaSalle Debt"); and

         (ii) any and all principal, interest, fees, expenses and other indebtedness now or at any time or times hereafter owing by Borrower to each of the ABIG Purchasers (whether absolute or contingent, direct or indirect and howsoever evidenced including, without limitation, all interest thereon, including allowable post-petition interest thereon in any federal or state law for the relief of debtors) and all other demands, claims, liabilities or causes of action for which Borrower may now or at any time or times hereafter in any way be liable to such ABIG Purchaser, whether under any agreement, instrument or document executed and delivered or made by Borrower to such ABIG Purchaser or otherwise (collectively, the "Senior

                  Subordinated Debt" and, together with the Senior LaSalle Debt, the "Senior Debt");

         b. Seller shall not ask for or receive from Borrower or any other person or entity any security for the Junior Debt not specifically granted by the Junior Debt Instruments, agrees to and does hereby subordinate all security interests, liens, encumbrances and claims, whether now existing or hereafter arising, which in any way secure the payment of the Junior Debt (the "Seller's Collateral") to all security interests, liens, encumbrances and claims, whether now existing or hereafter arising, which in any way secure the payment of (i) the Senior LaSalle Debt (the "LaSalle Collateral") and (ii) the Senior Subordinated Debt (collectively with the LaSalle Collateral, the "Senior Debt Collateral"); shall not take any action to enforce any of its liens on the Seller's Collateral; and agrees that except for the payment of money permitted in subsection (C) below, it shall have no right to possession of any assets included in the Seller's Collateral or the Senior Debt Collateral, whether by judicial action or otherwise, unless and until each of the following has occurred: (x) all of the Senior Debt has been paid in full and such payment is not subject to disgorgement under Section 547 of the United States Bankruptcy Code (any such payment in full being referred to herein as "Fully Paid"); (y) each of the Loan Agreement and the Note Purchase Agreement has been terminated; and (z) all of the Senior Creditors have released their respective security interests in all of the Senior Debt Collateral;

         c. Seller agrees to instruct Borrower not to pay, and agrees not to accept payment of, or assert, demand, sue for or seek to enforce against Borrower or any other person or entity, by setoff or otherwise, all or any portion of the Junior Debt unless and until each of the following has occurred: (x) all of the Senior Debt has been Fully Paid; (y) each of the Loan Agreement and the Note Purchase Agreement has been terminated; and (z) all of the Senior Creditors have released their respective security interests in all of the Senior Debt Collateral; provided however, that (i) so long as Borrower is in compliance with all covenants included in the Loan Agreement and all other agreements relating to the Senior LaSalle Debt and no Event of Default, as such term is defined in the Senior Subordinated Notes (any such failure to comply or Event of Default being referred to as a "Senior Event of Default") shall have occurred and be continuing, and such payments would not result in the occurrence of a Senior Event of Default, Borrower may make regularly scheduled payments of principal and interest when due on the Junior Debt (including the payments described in Sections 2.2(f), 2.4, 2.7, 2.8, 6.1, 9.1.2, 11.6 and 11.8 of the Asset Purchase Agreement between Seller and Borrower, dated December 10, 1998 (the "Contract Debt")), and (ii) so long as no Senior Event of Default shall have occurred and be continuing, and such payments would not result in the occurrence of a Senior Event of Default, and Borrower has at least $1,500,000 Excess Availability (as defined in the Loan

                  Agreement), will have at least $1,500,000 of Excess Availability after such payments are made, and would have had average Excess Availability of at least $1,500,000 on a pro forma basis for the 30 days immediately preceding the date of payment, such pro forma Excess Availability to be calculated as if such payments had been made on the 31st day prior to the proposed date of payment, after May 31, 1999, Borrower may pay, and Seller may accept prepayments on the Junior Debt other than the Contract Debt. Borrower's inability to pay the Junior Debt and Seller's inability to receive payment of the Junior Debt due to the operation of this subsection (C) will be referred to as a "Blockage."

         d. the Seller shall not be entitled at any time to accelerate the Junior Debt or commence, prosecute or participate in any suit or proceeding in connection therewith against the Borrower during the pendency of any Blockage; provided that in no event shall Seller be bound not to accelerate or commence, prosecute or participate in any suit or proceeding after the date on which any Senior Debt has been accelerated.

         e. the Seller hereby subrogates LaSalle to the Junior Debt and the Seller's Collateral; irrevocably authorizes LaSalle (i) to collect, receive, enforce and accept any and all sums or distributions of any kind that may become due, payable or distributable on or in respect of the Junior Debt or the Seller's Collateral, whether paid directly by Borrower or paid or distributed in any liquidation, bankruptcy, arrangement, receivership, assignment, reorganization or dissolution proceedings or otherwise, and (ii) in LaSalle's sole discretion, to make and present claims therefor in, and take such other actions as LaSalle deems necessary or advisable in connection with any such proceedings, either in LaSalle's name or in the name of the Seller; and agrees that upon the written request of LaSalle, it will promptly assign, endorse and deliver to and deposit with LaSalle all agreements, instruments and documents evidencing the Junior Debt including, without limitation, the Junior Debt Instruments;

         f. Seller agrees to receive and hold in trust for and promptly turn over to LaSalle, in the form received (except for the endorsement or assignment by the Seller where necessary), any sums at any time paid to, or received by, the Seller in violation of the terms of this Agreement and to reimburse LaSalle for all reasonable costs, including reasonable attorney's fees, incurred by LaSalle in the course of collecting said sums should the Seller fail to voluntarily turn the same over to LaSalle as herein required. If the Seller fails to endorse or assign to LaSalle any items of payment received by the Seller on account of the Junior Debt, the Seller hereby irrevocably makes, constitutes and appoints LaSalle (and all persons designated by LaSalle for that purpose) as the Seller's true and lawful attorney and agent-in-fact, to make such endorsement or assignment in the Seller's name; and

         g. each of LaSalle and the Seller hereby agrees that when (i) all of the Senior LaSalle Debt has been Fully Paid; (ii) the Loan Agreement has been terminated; and (iii) LaSalle has released its security interests in all of the LaSalle Collateral (A) LaSalle will hold in trust for and promptly turn over to ABIG, acting on behalf of the ABIG Purchasers, any sums (or the proceeds thereof) at any time paid to, or received by it pursuant to paragraph F above, to the extent remaining and not previously applied to the LaSalle Senior Debt and (B) the rights granted to LaSalle in paragraphs E and F above shall thereupon automatically be deemed to have been granted by the Seller hereunder to ABIG, acting on behalf of the ABIG Purchasers;

         h. Seller agrees that it shall not modify or amend any agreement, instrument or document evidencing or securing the Junior Debt, including without limitation the Junior Debt Instruments, without the prior written consent of LaSalle and ABIG, acting on behalf of the ABIG Purchasers.

         The Seller represents and warrants to LaSalle and the ABIG Purchasers that the Seller has not assigned or otherwise transferred the Junior Debt or the Seller's Collateral, or any interest therein to any person or entity, that except as expressly permitted below, the Seller will make no such assignment or other transfer thereof, and that all agreements, instruments and documents evidencing the Junior Debt and the Seller's Collateral will be endorsed with proper notice of this Agreement. Seller may assign the Junior Debt and the Seller's interest in the Seller's Collateral to any of its affiliates or to any successor in interest that acquires all or substantially all of the assets or stock of Seller, provided any such assignee agrees to be bound by the terms of this Agreement by signing and delivering to the other parties hereto a signed counterpart of this Agreement. The Seller will promptly deliver to the Senior Creditors a certified copy of the Junior Debt Instruments, as well as certified copies of all other agreements, instruments and documents hereafter evidencing any Junior Debt, in each case showing such endorsement. The Seller represents and warrants to LaSalle and the ABIG Purchasers that the outstanding principal amount of Junior Debt evidenced by the Junior Debt Instruments as of the date of this Agreement is no more than $2,365,000].

         The Seller expressly waives all notice of the acceptance by each of the Senior Creditors of the subordination and other provisions of this Agreement and all notices not specifically required pursuant to the term of this Agreement, and the Seller expressly waives reliance by each of the Senior Creditors upon the subordination and other provisions of this Agreement as herein provided. The Seller consents and agrees that all Senior Debt shall be deemed to have been made, incurred and/or continued at the request of the Seller and in reliance upon this Agreement. The Seller agrees that none of the Senior Creditors has made any warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the documents, instruments and agreements evidencing the Senior Debt, that each of the Senior Creditors shall be entitled to manage and supervise its financial arrangements with Borrower in accordance with its usual practices, without impairing or affecting this

Agreement, and that none of the Senior Creditors shall have any liability to the Seller, and the Seller hereby waives any claim which it may now or hereafter have against either of the Senior Creditors arising out of (i) any and all actions which any of the Senior Creditors takes or omits to take (including without limitation actions with respect to the creation, perfection or continuation of liens or security interests in any existing or future Senior Debt Collateral, actions with respect to the occurrence of an event of default under any documents, instruments or agreements evidencing the Senior Debt, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon any of the Senior Debt Collateral and actions with respect to the collection of any claim for all or any part of the Senior Debt from any account debtor, guarantor or other person or entity) with respect to the documents, instruments and agreements evidencing the Senior Debt or to the collection of the Senior Debt or the valuation, use, protection or release of the Senior Debt Collateral, and/or (ii) any election by a Senior Creditor in any proceeding instituted under Chapter 11 of Title 11 of United States Code (11 U.S.C. ss. 101 et. seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code. Without limiting the generality of the foregoing, the Seller waives the right to assert the doctrine of marshalling with respect to any of the Senior Debt Collateral, and consents and agrees that the holders of the Senior Debt Collateral may proceed against any or all of the Senior Debt Collateral in such order as such holders shall determine in their sole discretion.

         The Seller agrees that each of the Senior Creditors, at any time and from time to time hereafter, may enter into such agreements with Borrower as such Senior Creditor may deem proper extending the time of payment of or renewing or otherwise altering the terms of all or any of the Senior Debt or affecting any of the Senior Debt Collateral, and may sell or surrender or otherwise deal with any of the Senior Debt Collateral, and may release any balance of funds of Borrower with such Senior Creditor, without notice to the Seller and without in any way impairing or affecting this Agreement.

         This Agreement shall be irrevocable and shall constitute a continuing agreement of subordination and shall be binding on the Seller and its successors and assigns, and shall inure to the benefit of (a) LaSalle and its successors and assigns, until LaSalle has, in writing, notified the Seller that each of the following has occurred: (i) all of the Senior LaSalle Debt has been Fully Paid;
(ii) the Loan Agreement has been terminated; and (iii) LaSalle has released its security interest in all of LaSaIle's Collateral and (b) the ABIG Purchasers, and their respective successors and assigns, until ABIG has, on behalf of the ABIG Purchasers, in writing, notified the Seller that each of the following has occurred: (iv) all of the Senior Subordinated Debt has been Fully Paid; (v) the Note Purchase Agreement and all other agreements evidencing the Senior
Subordinated Debt have been terminated and (vi) the ABIG Purchasers have released their security interests, if any, in the Senior Debt Collateral. Each of the Senior Creditors may continue, without notice to the Seller, to lend monies, extend credit and make other accommodations to or for the account of Borrower in reliance on this Agreement. The Seller hereby agrees that all payments received by any Senior Creditor may be applied, reversed, and reapplied, in whole or in part, to any of the Senior Debt, without impairing or affecting this Agreement.

         The Seller hereby assumes responsibility for keeping itself informed of the financial condition of Borrower, any and all endorsers and any and all guarantors of the Senior Debt and the Junior Debt and of all other circumstances bearing upon the risk of nonpayment of the Senior Debt and the Junior Debt that diligent inquiry would reveal, and the Seller hereby agrees that no Senior Creditor shall have any duty to advise the Seller of information known to such Senior Creditor regarding such condition or any such circumstances or to undertake any investigation not a part of its regular business routine. If any Senior Creditor, in its sole discretion, undertakes at any time or from time to time to provide any information of the type described herein to the Seller, such Senior Creditor shall be under no obligation to subsequently update any such information or to provide any such information to the Seller on any subsequent occasion.

         Each of the ABIG Purchasers authorizes ABIG to act on its behalf in all matters relating to or arising out of this Agreement and agrees that ABIG shall be entitled to receive notices hereunder on its behalf and that each of the Seller, LaSalle and the Borrower is entitled to rely on any notice given or action taken by ABIG on behalf of the ABIG Purchasers as if such notice had been given or action been taken individually by each ABIG Purchaser.

         No waiver shall be deemed to be made by either party of any of its rights hereunder unless the same shall be in writing signed on behalf of that party and each such waiver, if any, shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of that party or the obligations of other party in any other respect at any other time.

         THIS AGREEMENT SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF OREGON.

         To induce the Senior Creditors to accept this Agreement the Seller irrevocably agrees that, subject to LaSalle's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN CLACKAMAS COUNTY OR MULTNOMAH COUNTY, STATE OF OREGON. THE SELLER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID COUNTIES AND STATE. THE SELLER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST THE SELLER BY LASALLE IN ACCORDANCE WITH THIS PARAGRAPH. The Seller waives personal service of any and all process, and consents that all such service of process may be made by certified mail, return receipt requested, directed to the Seller at the address indicated in the records of each of LaSalle and ABIG; and service so made shall be complete five (5) days after the same has been deposited in the U.S. mails as aforesaid.

         EACH OF THE SELLER AND THE SENIOR CREDITORS HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT.

         IN WITNESS WHEREOF, this Amended and Restated Subordination Agreement has been executed as of this ______ day of March, 1999.


                                        SCITEX DIGITAL VIDEO, INC.

                                        By:_____________________________________
                                               Itai Halevy

                                               Title:    Vice-Prcsident

                                               Address:  101 Galveston Drive
                                                         Redwood City, CA 94063

                               BORROWER'S CONSENT

         Borrower hereby consents to the foregoing Agreement (and the terms thereof) and agrees to abide thereby and to keep, observe and perform the several matters and things therein intended to be kept, observed and performed by it, and specifically agrees not to make any payments to the terms of said Agreement.

         A breach of any of the terms and conditions of this consent shall constitute an "Event of Default" under (i) the Loan and Security Agreement dated December 10, 1998 between Borrower and LaSalle and (ii) the Senior Subordinated Notes issued on February , 1999 by the Borrower to American Bankers Insurance Group, Inc. and the other Purchasers party to the Purchase Agreement, as defined therein.


                                            BORROWER:

                                            ACCOM, INC.

                                            By__________________________________
                                                     Junaid Sheikh
                                                     Chief Executive Officer

Accepted and acknowledged this __th day of March 1999.


LASALLE BUSINESS CREDIT, INC.


By:____________________________________
         Robert C. Alexander
         Vice President

Accepted and acknowledged this __th day of March 1999.


AMERICAN BANKERS INSURANCE GROUP, INC.


By:____________________________________
   Name:
   Title:

Accepted and acknowledged this __th day of March 1999.


_________________________________
         Paul Higbee

Accepted and acknowledged this __th day of March 1999.


_________________________________
         Scott Howard

Accepted and acknowledged this __th day of March 1999.


_________________________________
         Alan Liebman

Accepted and acknowledged this __th day of March 1999.


_________________________________
         Eugene Matalene

Accepted and acknowledged this __th day of March 1999.


_________________________________
         Robert Pangia